Annual Report

as of April 30, 2001

Evergreen

Intermediate and Long Term Bond Funds

Evergreen Funds[SM]

SINCE 1932

MUTUAL FUND SERVICE AWARD 2000

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $80 billion in assets under management.

We offer over 80 mutual funds to choose among and acclaimed service and operations capabilities, giving investors a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:

Evergreen Distributor, Inc.
Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

Letter to Shareholders

June 2001

William M. Ennis
President and Ceo

Dennis H. Ferro
Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the Evergreen Intermediate and Long Term Bond Funds annual report, which covers the twelve-month period ended April 30, 2001.

The Value of Bond Funds to a Diversified Portfolio

After watching the equity markets capture everyone’s attention in recent years, the bond market has now given its participants many reasons to cheer. Led by a Federal Reserve chairman looking to keep the economy from falling into recession, monetary policy adopted a very accommodative stance. The federal funds rate was reduced on several occasions, which provided the backdrop for lower interest rates and higher bond prices. A burgeoning budget surplus and the specter of lower treasury bond issuance by the U.S. government, gave the bond market an additional strong tail wind.

However, the year was not without its challenges and concerns. Although a slowing economy was reducing inflationary concerns, intermittent supply shortages of oil, natural gas and, at times, electricity gave rise to worries about a return to higher inflation levels, which added to bond market volatility. Indeed, the California energy shortages focused our fixed income teams on the credit quality of that state’s major utilities and their suppliers. Credit analysis took on added importance as the economy slowed. Credit spreads widened between sectors of the fixed income markets, presenting both valuation-based opportunity and added volatility.

The high yield bond market came through the difficult period of credit concern to post very attractive real returns. Again, detailed credit analysis combined with sector management and an avoidance of risk, help guide the portfolios to positive results.

We continue to believe the outlook for inflation remains very positive, as improved corporate productivity, stable commodity prices and reduced pricing power should keep the consumer price index in check. If the forecasts for future government budget surpluses prove correct, this should also support the long-term attractiveness of bonds. Perhaps as important, is a possible fundamental shift by investors toward lower risk assets as they look to dampen the volatility of their overall portfolio. Taken together, these developments strongly support the outlook for fixed income assets and their position in a well-diversified portfolio.

The Importance of Diversification

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy. We encourage you to talk to your financial advisor to confirm that your investment portfolio is appropriately structured to support your long-term investment objectives. Please visit us online at www.evergreeninvestments.com for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN
Diversified Bond Fund
Fund at a Glance as of April 30, 2001

Portfolio Management

Noel McElreath
Tenure:April 2001

Robert C. Shumacher
Tenure:April 2001

David K. Fowley, CFA
Tenure:April 2001

CURRENT INVESTMENT STYLE[1]

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on the differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C, and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

Each fund offers Class I shares at net asset value without an initial sales charge, deferred sales charge or 12b-1 fees. Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 09/11/1935	Class A	Class B	Class C	Class I**
Class Inception Date	01/20/1998	09/11/1935	04/07/1998	02/11/1998

Average Annual Returns *

1 year with sales charge	3.65%	3.00%	6.00%	n/a

1 year w/o sales charge	8.81%	8.00%	8.00%	9.08%

5 years	5.49%	5.67%	5.98%	6.53%

10 years	6.73%	6.98%	6.98%	7.25%

Maximum Sales Charge	4.75%	5.00%	2.00%	n/a
	Front-End	CDSC	CDSC

30-day SEC yield	5.99%	5.52%	5.52%	6.54%

12-month income
distributions per share	$0.97	$0.86	$0.86	$1.01

*	Adjusted for maximum applicable sales charge unless noted.

**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Diversified Bond Fund, Class A shares2 , versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index, which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of April 30, 2001 and is subject to change.

EVERGREEN
Diversified Bond Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares returned 8.81% for the twelve-month period ended April 30, 2001, excluding applicable sales charges. For the same period, the Lehman Brothers Aggregate Bond Index returned 12.39%. We attribute the lag in performance to the fund’s high yield bond holdings. While this position produced a generous level of income for the fund, conditions in the high-yield bond market were challenging. As a sector, high yield bonds underperformed higher quality fixed-income investments during the period. Longer-term, however, we believe high yield bonds is a valuable asset-class and can contribute significantly to the fund’s future returns.

Portfolio Characteristics

Total Net Assets	$341,722,381

Average Credit Quality	A

Effective Maturity	10.2 Years

Average Duration	5.7 Years

What factors and events shaped the bond markets over the past year?

An unexpectedly sharp slowdown in economic growth pushed interest rates steadily lower— and bond prices higher— but caused the yield premiums provided by corporate bonds and mortgage-backed securities to fluctuate. As the period opened, the Federal Reserve Board was completing a series of interest rate hikes intended to cool potentially excessive economic growth and dampen inflationary pressures. The actions were successful. By mid-2000, signs of a slowdown became apparent; and with the exception of energy prices, inflation remained well-contained. Market sentiment shifted rapidly. Interest rates moved lower on investor expectations of slower growth. New concerns emerged, however. A rise in weak corporate earnings reports prompted investors to focus on the deteriorating credit conditions that could accompany an economic downturn. Many investors also anticipated an increase in mortgage prepayments. Prepayments occur when mortgage holders refinance their mortgages at a lower rate. As the loans are paid off, they are removed from the portfolio and their income no longer contributes to total return. These concerns caused corporate bonds and mortgage-backed securities to underperform their U.S. Treasury and agency counterparts, with high yield bonds experiencing the most challenging market conditions because of their higher credit risk. Liquidity for corporate borrowers became significantly restricted by the final months of 2000, particularly for many high yield bond issuers.

In response to the slowdown, the Federal Reserve Board reversed its earlier tightening policy and cut interest rates in early January 2001, continuing to lower rates through the end of the fiscal period. Initially, bond prices rallied substantially in all market sectors. The more accommodative interest rate environment alleviated some of the liquidity pressures for corporate borrowers. By mid-January, prices had stabilized however, and through the end of April 2001, yield premiums drifted modestly higher.

How did you manage the fund in this environment?

We focused on interest rate management and sector selection. The fund began the period with a defensive structure, in light of the interest rate hikes that had occurred prior to the start of the fiscal year. By mid-2000, we increased duration, keeping it long through the beginning of 2001. Duration measures a fund’s sensitivity to interest rate changes. Lengthening duration increases a fund’s sensitivity to changes in interest rates and conversely, shortening duration enhances price stability. The fund’s longer duration

EVERGREEN
Diversified Bond Fund
Portfolio Manager Interview

increased its total return potential as interest rates fell and contributed significantly to performance. We also emphasized quality early in the period, keeping a substantial position in U.S. Treasuries and agencies and cutting back on high yield bonds. Mortgage-backed securities and high quality bond holdings boosted income at that time; however, as yield premiums rose, we reduced the fund’s holdings in U.S. Treasuries and agencies, and added to both the high yield and high quality bond positions to increase income.

PORTFOLIO COMPOSITION

(as a percentage of 4/30/2001 portfolio assests)

PORTFOLIO QUALITY

(as a percentage of 4/30/2001 market value of bonds)

What is your outlook for bonds?

We believe many of the trends that affected the market over the past year will stay in place. Over the near-term, we expect the economy to remain sluggish and the Federal Reserve Board to continue to lower interest rates to revive growth. That scenario causes us to be cautious about corporate bonds, but more optimistic about mortgage-backed securities. With unemployment higher, consumers may be less willing to spend, which may have a negative effect on corporate revenue growth. Further, corporations have been encountering higher expenses, such as rising energy costs. The combination of a more difficult environment for revenue growth along with greater expenses does not bode well for corporate profitability. This may cause investors to shy away from this sector, particularly higher-risk credits. Mortgage-backed securities could perform fairly well, however. In addition to offering an extremely high level of quality, we think the bulk of refinancings that will take place in this phase of the interest rate cycle has passed. Further, the yield premiums provided by mortgage-backed securities have reached attractive levels. These more favorable conditions could cause mortgage-backed securities to outperform other fixed-income sectors in the coming months. As we head into the new fiscal year, we expect interest rate management and an emphasis on quality to be the key elements in generating solid returns.

EVERGREEN
High Yield Bond Fund
Fund at a Glance as of April 30, 2001

CURRENT INVESTMENT STYLE[1]

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on the differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C, and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Each fund offers Class I shares at net asset value without an initial sales charge, deferred sales charge or 12b-1 fees. Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of April 30, 2001 and is subject to change.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 09/11/1935	Class A	Class B	Class C	Class I**
Class Inception Date	01/20/1998	09/11/1935	01/22/1998	04/14/1998

Average Annual Returns *

1 year with sales charge	–4.72%	–5.16%	–2.42%	n/a

1 year w/o sales charge	0.15%	–0.60%	–0.60%	0.40%

5 years	3.71%	3.95%	4.23%	4.87%

10 years	7.72%	7.99%	7.98%	8.31%

Maximum Sales Charge	4.75%	5.00%	2.00%	n/a
	Front-End	CDSC	CDSC

30-day SEC yield	8.43%	8.08%	8.09%	9.11%

12-month income	$0.33	$0.30	$0.30	$0.34
distributions per share

*	Adjusted for maximum applicable sales charge unless noted.

**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen High Yield Bond Fund, Class A shares2 , versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Merrill Lynch High Yield Bond Index (MLHYB) and the Consumer Price Index (CPI).

The LBABI and MLHYB are unmanaged market indexes, which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

EVERGREEN
High Yield Bond Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares returned 0.15%, excluding applicable sales charges, for the twelve-month period ended April 30, 2001. This return outpaced the negative 3.90% average return produced by the 369 High Current Yield Funds tracked by Lipper, Inc. and the 0.05% return logged by the Chase Domestic High Yield Index for the same period. Lipper, Inc. is an independent monitor of mutual fund performance. For the same twelve month period, the Merrill Lynch High Yield Bond and the Lehman Brothers Aggregate Bond Indexes returned 2.89% and 12.39%, respectively. During the period, the fund was underweighted in several sectors of the high yield market that experienced substantial price declines. These included media communications, wireline communications, wireless communications, and metals and minerals.

Portfolio Characteristics

Total Net Assets	$442,974,078

Average Credit Quality	B

Effective Maturity	5.4 Years

Average Duration	4.2 Years

What was the investment environment like during the period?

The market was challenging for high yield bond investors. The sector produced positive returns until October 2000, when an 8.25% decline in the NASDAQ spilled over into high yield bonds, sending prices plummeting. Then in the fourth quarter of 2000, economic growth slowed sharply, causing high yield bond prices to fall further. A rising number of weak corporate earnings reports left investors increasingly concerned about the ability of many corporations to weather an economic downturn — particularly in light of a decline in both retail sales and consumer sentiment. As a result, new supply dried up as liquidity became severely restricted for high yield bond issuers. Banks were reluctant to lend money and investors, having lost confidence in high growth companies, directed cash flows out of the high yield bond market. Investors also demanded higher yield premiums to be compensated for credit risk. According to the Chase Domestic High Yield Index, high yield bonds provided approximately 4.00% in additional yield over U.S. Treasuries with comparable maturities at the beginning of the fund ’s fiscal year. By April 30, 2001, high yield bond yield premiums had reached 7.68% over their U.S. government counterparts, also according to the Index.

Market sentiment turned in December 2000 as investors anticipated a decline in rates. In January 2001, the Federal Reserve Board surprised investors with an unexpected cut in interest rates, sending bond prices higher across all market sectors. Liquidity improved dramatically. Cash flowed back into high yield mutual funds and bond prices rallied strongly. Supply also increased as companies issued bonds, taking advantage of lower interest rates and the improved market environment. The rally was brief, but powerful. By the middle of January, prices stabilized and then drifted through the end of the period.

EVERGREEN
High Yield Bond Fund
Portfolio Manager Interview

PORTFOLIO QUALITY

(as a percentage of 4/30/2001 market value of bonds)

How did you manage the fund in this environment?

We focused on careful sector and security selection, seeking to minimize the fund’s exposure to credit risk. Specifically, we underweighted positions in chemicals, metals and diversified media. While we also tended to underweight investments in telecommunications, we adjusted the fund’s position in that sector when fluctuating market conditions created attractive relative value and the bonds met our stringent credit requirements. Credit selection, which always is a key element in high yield investing, was particularly critical over the past twelve months in light of the market’s challenging conditions. With that in mind, we emphasized industries with substantial cash flows and the most favorable outlooks. These included gaming, energy, healthcare, forest products and consumer durables. These industries were profitable sectors for high yield bond investors during the period.

PORTFOLIO COMPOSITION

(as a percentage of 4/30/2001 portfolio assets)

What is your outlook for high yield bonds going forward?

We are optimistic. We think the Federal Reserve Board will continue to ease aggressively. Further, we anticipate a fiscal stimulus package in the form of both tax relief and increased budget expenditures from Washington. In our opinion, the combination would have a positive effect on all the financial markets, but would be particularly beneficial for high yield bonds. High yield bonds have performed well in 2001. As of April 30, 2001, year-to-date, they have returned 4.63%, according to the Chase Domestic High Yield Index—compared to the S&P 500, which was down 5%, the FTSE Euro market with a negative 4.10% return and the U.S. Treasury 10-year note, which was down 1.15%. This makes high yield bonds the top-performing capital market so far this year, with the exception of gold. In this environment, we intend to systematically increase the fund’s weighting in basic industry and cyclical companies—the type of companies whose profits tend to rise and fall with the turns in the economy’s cycles—as we focus on credit and anticipate a recovery in corporate earnings.

EVERGREEN
Quality Income Fund
Fund at a Glance as of April 30, 2001

CURRENT INVESTMENT STYLE[1]

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower while returns for Class I would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Each fund offers Class I shares at net asset value without an initial sales charge, deferred sales charge or 12b-1 fees. Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 4/29/1992	Class A	Class B	Class C	Class I**
Class Inception Date	4/29/1992	10/18/1999	4/29/1992	11/19/1997

Average Annual Returns *

1 year with sales charge	5.81%	5.29%	8.29%	n/a

1 year w/o sales charge	11.12%	10.29%	10.29%	10.42%

5 years	5.01%	5.47%	5.44%	5.80%

Since Portfolio Inception	4.77%	5.19%	4.77%	5.20%

Maximum Sales Charge	4.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

30-day SEC Yield	5.59%	5.09%	5.11%	6.12%

12-month income
distributions per share	$0.74	$0.65	$0.65	$0.81

*	Adjusted for maximum applicable sales charge unless noted.

**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Quality Income Fund, Class A shares2 , versus a similar investment in the Merrill Lynch 5-7 Year Treasury Index (ML5-7YTI) and the Consumer Price Index (CPI).

The ML5-7YTI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of April 30, 2001 and subject to change.

EVERGREEN
Quality Income Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares returned 11.12%, exlcuding any applicable sales charges, for the twelve-month period ended April 30, 2001, surpassing the 10.89% average return produced by the 177 “A”-Rated Corporate Debt Funds followed by Lipper, Inc. Lipper, Inc. is an independent monitor of mutual fund performance. For the same period, the Merrill Lynch 5-7 Year Treasury Index returned 13.34%. We attribute the fund’s performance to its emphasis on longer-term securities during a period of rising bond prices and falling interest rates.

Portfolio Characteristics

Total Net Assets	$126,570,000

Average Credit Quality	AA+

Effective Maturity	7.0 Years

Average Duration	4.6 Years

Why did interest rates fall?

Interest rates fell on signs of an unexpectedly sharp decline in economic growth. U.S. Treasury bond yields fell steadily during the period, pushing their prices higher, while the prices of income-oriented securities—such as mortgage-backed securities and corporate bonds—fluctuated. The period began with strong economic growth. In May 2000, the Federal Reserve Board made the last of several interest rate hikes to head off inflation. As the year went on, however, signs began to appear that the Federal Reserve Board’s actions were cooling the economy and keeping inflation low.

By the fourth quarter, reports indicated the economy was beginning to soften. Most notably, there was a slowdown in manufacturing and an increase in weaker-than-expected corporate earnings reports. Market sentiment quickly shifted to an expectation of lower interest rates in response to the slower growth. Long-term interest rates began to fall and investor concern grew over deteriorating credit conditions for corporations. As a result of the economic uncertainty, businesses began to have a difficult time borrowing money and investors started to demand a higher yield premium for corporate bonds— both for high quality corporate debt and riskier high yield bonds. Mortgage-backed securities also underperformed, as lower interest rates created concern of an increase in mortgage refinancing. When interest rates drop, more homeowners refinance their mortgages. As these mortgages are paid off, they are removed from the investment portfolio and their income no longer contributes to total return.

In 2001, the Federal Reserve Board started cutting short-term interest rates—beginning with a surprise rate cut in January—and followed by several more reductions in the following months. These actions sent a strong signal that the Federal Reserve Board was determined to revive the stalled economy.

Did interest rates fall during the entire period?

Yes, U.S. Treasury rates fell for much of the period; however, interest rates for income-oriented bond sectors were more variable. As the new year began, the U.S. Treasury market was very strong. Yields on long-term U.S. Treasuries fell sharply as their prices rose. The Federal Reserve Board’s January interest rate cut sparked a strong but brief rally for all sectors of the bond market. This reprieve was short-lived, by February the interest rate premiums on lower quality bonds returned to the pattern of drifting seen earlier in the year. By the end of the first quarter, U.S. Treasury bonds were outperforming both high yield and high quality corporate bonds.

EVERGREEN
Quality Income Fund
Portfolio Manager Interview

What strategies did you use to manage the fund?

Our strategies focused on interest rate management and asset allocation. We began the year with a defensive position—one that anticipated an increase in interest rates and a drop in bond prices due to the strength of the economy. However, we lengthened the fund’s duration mid-year in anticipation of a decline in interest rates. Expressed in years, duration measures a fund’s sensitivity to changes in interest rates.

Lengthening duration increases a fund’s sensitivity to interest rate changes; conversely, shortening duration enhances a fund’s price stability. This strategy increased the total return potential for the fund and ultimately contributed significantly to the fund’s performance once interest rates began to fall.

The fund was invested in more conservative, higher quality bond sectors for most of the period—with a higher U.S. Treasury and mortgage-backed security exposure and a lower corporate and high yield bond exposure. However, as the yield on lower quality bonds increased relative to U.S. Treasuries, we added to the corporate and high yield bond holdings, and reduced exposure to U.S. Treasuries. This strategy enabled us to increase the fund’s income, as well as take advantage of the opportunities provided by the changing interest rate relationships.

PORTFOLIO QUALITY

(as a percentage of 4/30/2001 market value of bonds)

PORTFOLIO COMPOSITION

(as a percentage of 4/30/2001 portfolio assets)

What is your outlook for high quality bonds over the next six months?

We expect many of the recent bond market trends to remain in place going forward. In our opinion, the economy will remain sluggish over the near term, prompting the Federal Reserve Board to continue cutting short-term interest rates and causing U.S. Treasury bond yields to move lower.

EVERGREEN
Quality Income Fund
Portfolio Manager Interview

Our outlook for income-oriented bond sectors is mixed. We are cautious about corporate bonds, but are more optimistic about mortgage-backed securities. In the corporate sector, we think revenue growth could be particularly challenging for many businesses as the economy remains soft and increasing job losses lead to weaker consumer demand. We also expect expenses to stay high, especially due to elevated energy prices. In our opinion, the combination of weaker revenues and higher costs could result in a more difficult economic environment going forward than has been experienced over the last several years.

We think the environment for mortgage-backed securities appears to be more positive, however. With the recent drop in interest rates, the sector has already experienced a wave of mortgage prepayments and we believe most of the refinancings that will take place during this phase of the interest rate cycle have already occurred. This factor, along with the attractive yield premiums of mortgage-backed securities, should improve investor confidence and stimulate demand for these bonds. In this environment, we intend to emphasize quality; however we will stay poised to take advantage of opportunities created by market uncertainty and fluctuation.

EVERGREEN
Strategic Income Fund
Fund at a Glance as of April 30, 2001

CURRENT INVESTMENT STYLE[1]

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on the differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C, and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Each fund offers Class I shares at net asset value without an initial sales charge, deferred sales charge or 12b-1 fees. Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of April 30, 2001 and is subject to change.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 04/14/1987	Class A	Class B	Class C	Class I**
Class Inception Date	04/14/1987	02/01/1993	02/01/1993	01/13/1997

Average Annual Returns *

1 year with sales charge	–2.83%	–3.50%	–0.52%	n/a

1 year w/o sales charge	2.09%	1.18%	1.35%	2.41%

5 years	3.75%	3.64%	3.97%	4.76%

10 years	8.51%	8.38%	8.38%	9.04%

Maximum Sales Charge	4.75%	5.00%	2.00%	n/a
	Front-End	CDSC	CDSC

30-day SEC yield	6.77%	6.36%	6.34%	7.38%

12-month income distributions per share	$0.50	$0.46	$0.46	$0.51

*	Adjusted for maximum applicable sales charge unless noted.

**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Strategic Income Fund, Class A shares2 , versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Merrill Lynch High Yield Bond Index (MLHYB) and the Consumer Price Index (CPI).

The LBABI and MLHYB are unmanaged market indexes, which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

EVERGREEN
Strategic Income Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares returned 2.09% for the twelve-month period ended April 30, 2001, excluding any applicable sales charges. This surpassed the 1.87% average return posted by the 177 Multi-Sector Income Funds followed by Lipper, Inc. Lipper, Inc. is an independent monitor of mutual fund performance. For the same period, the Lehman Brothers Aggregate Bond Index returned 12.39% and the Merrill Lynch High Yield Bond Index returned 2.89%. We attribute the fund’s performance to its emphasis in U.S. Treasury securities in the first half of the fiscal period, its emphasis on euro-denominated securities in December 2000 and January 2001, and its emerging market holdings. Further, we believe careful industry and security selection in high yield bonds enabled the fund to avoid many of the price declines that took place in that sector during the year.

Portfolio Characteristics

Total Net Assets	$223,899,994

Average Credit Quality	BBB+

Effective Maturity	6.5 Years

Average Duration	4.4 Years

How did you allocate the fund’s assets?

As of April 30, 2001 the fund’s foreign investments included Australia, Canada, Denmark, Germany, Great Britain, New Zealand and Poland, and Japan. Further, 10% of the fund’s assets, are in the high yield bond category and were invested in Brazil, Mexico, Qatar and Russia. Approximately 25% of the fund’s net assets were invested in the following foreign currencies, as of April 30, 2001: the Canadian dollar, the euro and the Australian dollar.

PORTFOLIO COMPOSITION

(as a percentage of 4/30/2001 portfolio assets)

What was the investment environment like in each of the fund’s sectors?

The sectors experienced mixed environments, underscoring the importance and benefits of having flexible investment parameters. Investors faced a challenging climate in the high yield sector. Liquidity was restricted as cash flowed out of high yield mutual funds and banks became reluctant to lend to high yield bond issuers in light of the tight monetary policy imposed by the Federal Reserve Board through the spring of 2000. Risk premiums rose dramatically. According to the Chase Domestic High Yield Index, high yield bonds provided approximately 4.00% in additional yield over U.S. Treasuries with comparable maturities at the beginning of fund’s fiscal year. By April 30, 2001, high yield bond yield premiums had expanded to 7.68% over their U.S. government counterparts, also according to the Chase Domestic High Yield Index.

In early December 2000, the Federal Reserve Board indicated it would lower interest rates in light of a dramatic slowdown in economic growth. High yield bonds experienced a concentrated, but powerful rally.

EVERGREEN
Strategic Income Fund
Portfolio Manager Interview

Investors directed cash back into the high yield bond sector and new supply became more plentiful as corporations took advantage of the improved environment to issue debt. From December 1, 2000 to April 30, 2001, high yield bond prices rose 6.14%, which is an annualized return of 15.48%, according to the Chase Domestic High Yield Index.

In the foreign sector, currency prices moved lower against the U.S. dollar, although the euro staged a strong rally from November 2000 through January 2001. European economic growth trailed U.S. growth for much of the past twelve months. By March 2001, however, that relationship reversed. Investors pushed the euro higher at that point on the belief that European growth had become stronger than its U.S. counterpart. European Central Bank intervention also played a key role in the currency’s performance over the past year. The European Central Bank actively supported the euro by buying the currency and selling U.S. dollars, stating that it would no longer manage the euro’s value through interest rate actions. Prices trended higher in the emerging markets as individual economies benefited from strong international growth. Investment conditions weakened somewhat in the last few months of the fiscal period, however, as global economic growth slowed.

The U.S. Treasury market was strong through November 2000 as the domestic economy slowed from its potentially overheated pace one year ago. Investors anticipated another "soft landing" until growth took a sharp turn downward in the fourth quarter of 2000. Longer-term U.S. Treasury prices sold-off significantly from December 2000 through April 2001, as the Federal Reserve Board indicated it would lower interest rates, causing investors to anticipate stronger economic growth – and rising interest rates – later in 2001.

PORTFOLIO QUALITY

(as a percentage of 4/30/2001 market value of bonds)

What strategies did you use in managing the fund?

We limited exposure to high yield bonds, emphasizing careful credit and industry selection in that sector. We also managed duration for both U.S. Treasuries and foreign bonds, as well as adjusted currency positions in the foreign sector. Expressed in years, duration measures a fund’s sensitivity to changes in interest rates. Lengthening duration increases sensitivity to interest rate changes and conversely, shortening duration enhances price stability.

Credit analysis was extremely rigorous in determining the fund’s high yield bond holdings; positions were adjusted to include only those industries with the most positive outlooks and credits with durable cash flow. Specifically, we focused on sectors which are considered to carry lower risk, such as gaming, energy and healthcare. We underweighted the fund’s exposure to chemicals, metals and diversified media. While we also significantly underweighted the fund’s position in telecommunications, we reestablished holdings twice, when we believed prices had become undervalued and the bonds met our stringent credit criteria.

EVERGREEN
Strategic Income Fund
Portfolio Manager Interview

We sought longer-duration securities in both the fund’s foreign and U.S. Treasury sectors for most of 2000, which benefited performance as interest rates fell. Toward the early part of 2001, however, we shifted our focus to lower duration U.S. Treasuries, in light of yields drifting higher in that sector. We protected the fund’s gains in foreign securities from losses in the corresponding currency positions by using a technique called "hedging". "Hedging" transactions are designed to immunize the effect of price movement. We then increased the fund’s position in the euro toward the end of the period, which contributed to performance as the currency rallied. We also built positions in Brazil, Mexico, Qatar and Russia to take advantage of the strength in emerging markets.

How do you think these sectors will perform over the next six months?

We are optimistic about the high yield and foreign sectors and more cautious regarding U.S. Treasuries. We expect to see a fiscal stimulus package come out of Washington, in the form of both tax relief and increased budget expenditures. In our opinion, this would have a positive effect on all the financial markets, but would particularly benefit high yield bonds, as investors focus on a recovery in corporate earnings. We believe the government also will encourage a weaker dollar policy to jumpstart the economy, which should push the euro higher. These factors, however, would not bode well for the U.S. Treasury market. We expect yields in that sector to continue to move higher as investors anticipate stronger economic growth later in 2001.

EVERGREEN
U.S. Government Fund
Fund at a Glance as of April 30, 2001

Portfolio
Management

Lisa Brown-Premo
Tenure:April 2001

Karen Dimeglio
Tenure:April 2001

Andrew C. Zimmerman
Tenure:April 2001

CURRENT INVESTMENT STYLE[1]

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on the differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower while returns for Class I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Each fund offers Class I shares at net asset value without an initial sales charge, deferred sales charge or 12b-1 fees. Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 01/11/1993	Class A	Class B	Class C	Class I**
Class Inception Date	1/11/1993	1/11/1993	9/02/1994	9/02/1993

Average Annual Returns *

1 year with sales charge	5.67%	5.15%	8.15%	n/a

1 year w/o sales charge	10.98%	10.15%	10.15%	11.25%

5 years	5.57%	5.48%	5.81%	6.87%

Since Portfolio Inception	5.43%	5.31%	5.41%	6.29%

Maximum Sales Charge	4.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

30-day SEC Yield	4.99%	4.48%	4.47%	5.49%

12-month income
distributions per share	$0.54	$0.47	$0.47	$0.56

*	Adjusted for maximum applicable sales charge unless noted.
**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen U.S. Government Fund, Class A shares2 , versus a similar investment in the Lehman Brothers Intermediate Term Government Bond Index (LBITGBI) and the Consumer Price Index (CPI).

The LBITGBI is an unmanaged market index, which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of April 30, 2001 and is subject to change.

EVERGREEN
U.S. Government Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares returned 10.98% for the twelve-month period ended April 30, 2001, excluding applicable sales charges, versus 11.65% produced by the Lehman Brothers Intermediate Term Government Bond Index. We attribute the lag to two factors. First, maturity range differences and second, unlike a mutual fund, the Lehman Brothers Intermediate Term Government Bond Index is not subject to expenses that lower returns. Typically, the fund diversifies its holdings by investing in securities with a broad range of maturities, including bonds with maturities over 10 years. In contrast, the Index reflects the return of securities with maturities only up to 10 years. During the period, intermediate-term U.S. government securities outperformed their longer-term counterparts. However, over the long-run, we believe bonds with longer maturities can contribute substantially to the fund’s return.

Portfolio Characteristics

Total Net Assets	$448,412,954

Average Credit Quality	AAA

Effective Maturity	7.7 Years

Average Duration	4.6 Years

What was the fund’s investment environment like during the period?

The environment was most affected by changes in interest rates and the shape of the yield curve. The yield on the 2-year U.S. Treasury note fell from 6.69% on May 1, 2000 to 4.28% on April 30, 2001. While longer-term yields fell, the decline was less dramatic. The yield on the 30-year U.S. Treasury bond drifted from 5.98% to 5.77% during the same period. The steeper drop in rates caused shorter-term bonds to outperform bonds with longer maturities.

Interest rates declined steadily as economic growth slowed from a potentially excessive pace at the beginning of the period. As the fiscal year opened, the Federal Reserve Board was completing a series of interest rate hikes, intended to keep the economy from overheating, as well as to dampen inflation. By the fourth quarter of 2000, however, the economy’s slowdown appeared to be sharper than expected. An increasing number of corporate earnings reports had fallen short of expectations causing the outlook for solid and steady economic growth to wane. While investors anticipated a decline in rates—a situation that is positive for the bond market—concern grew about the ability of many corporations to weather an economic downturn. As a result, interest rates fell, but investors required greater compensation for credit risk. The yield premiums offered by corporate bonds rose, causing them to underperform U.S. Treasuries. Further, liquidity became increasingly restricted, particularly for lower-rated credits.

In early 2001, the Federal Reserve Board began to cut interest rates to rejuvenate economic growth. Bond prices rallied strongly across all market sectors. Corporate bonds, in particular, turned in an exceptionally strong performance. In January, the sector generated its highest total return since September 1998 and later became the top-performing asset-class of all the major classes for the fiscal period.

EVERGREEN
U.S. Government Fund
Portfolio Manager Interview

MATURITY BREAKDOWN

(as a percentage of 4/30/2001 market value of bonds)

What strategies did you use to manage the fund?

We emphasized duration management in light of the changes taking place in the yield curve. Expressed in years, duration measures a fund’s sensitivity to changes in interest rates. Lengthening duration increases a fund’s sensitivity to interest rate changes and conversely, shortening duration enhances price stability. We made adjustments to the measure throughout the year, depending on our interest rate outlook. Credit quality and improved liquidity also were important components to our investment strategy. While credit analysis always is an important part of our portfolio management, we put even greater emphasis on carefully analyzing and monitoring the bond issuers held in the fund, in light of the market environment. Typically, we enhanced liquidity by selecting bonds that represented larger holdings in major investment indexes. Securities that comprise larger portions of those indexes tend to be more liquid.

What is your outlook over the next six months?

We believe the bond market is close to a trough in interest rates— with the Federal Reserve Board very well reducing rates another 1/4% to 1/2% . However, as the economy starts to stabilize, we expect investors to anticipate the reappearance of stronger growth and higher interest rates by the end of 2001. As a result, we intend to keep the fund’s duration neutral to slightly shorter than its benchmark Index, look for opportunities to add yield within the government sector and maintain the fund’s emphasis on high quality.

EVERGREEN
Diversified Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended April 30,
	2001 #	2000 #	1999	1998 (a) (b) #

CLASS A SHARES

Net asset value, beginning of period	$ 14.28	$ 15.48	$ 15.92	$ 16.08

Income from investment operations

Net investment income	0.97	0.97	0.97	0.30

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.25	(1.14)	(0.44)	(0.16)

Total from investment operations	1.22	(0.17)	0.53	0.14

Distributions to shareholders from

Net investment income	(0.97)	(1.03)	(0.97)	(0.30)

Net asset value, end of period	$ 14.53	$ 14.28	$ 15.48	$ 15.92

Total return*	8.81%	(1.06%)	3.35%	0.85%

Ratios and supplemental data

Net assets, end of period (thousands)	$314,274	$344,296	$444,273	$501,547

Ratios to average net assets
Expenses‡	1.15%	1.19%	1.23%	1.08%†

Net investment income	6.73%	6.65%	6.12%	6.68%†

Portfolio turnover rate	176%	175%	141%	109%

	Year Ended April 30,				Year Ended August 31,
	2001 #	2000 #	1999	1998 (c) #	1997	1996

CLASS B SHARES

Net asset value, beginning of period	$ 14.28	$ 15.48	$ 15.92	$ 15.42	$ 14.65	$ 15.09

Income from investment operations

Net investment income	0.86	0.84	0.86	0.61	0.91	0.95

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.25	(1.12)	(0.45)	0.50	0.84	(0.35)

Total from investment operations	1.11	(0.28)	0.41	1.11	1.75	0.60

Distributions to shareholders from

Net investment income	(0.86)	(0.92)	(0.85)	(0.61)	(0.98)	(0.96)

Tax return of capital	0	0	0	0	0	(0.08)

Total distributions to shareholders	(0.86)	(0.92)	(0.85)	(0.61)	(0.98)	(1.04)

Net asset value, end of period	$ 14.53	$ 14.28	$ 15.48	$ 15.92	$ 15.42	$ 14.65

Total return*	8.00%	1.80%	2.57%	7.26%	12.25%	4.03%

Ratios and supplemental data

Net assets, end of period (thousands)	$23,392	$21,694	$43,729	$70,113	$457,701	$559,792

Ratios to average net assets
Expenses‡	1.90%	1.94%	1.97%	1.93%†	1.88%	1.84%

Net investment income	5.97%	5.86%	5.33%	5.74%†	6.07%	6.42%

Portfolio turnover rate	176%	175%	141%	109%	138%	246%

(a)	For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.
(b)
The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

(c)	For the eight months ended April 30, 1998. The Fund changed its fiscal year end from August 31 to April 30, effective April 30, 1998.
#	Net investment income is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Diversified Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended April 30,
	2001 #	2000 #	1999	1998 (a) (b) #

CLASS C SHARES

Net asset value, beginning of period	$14.28	$15.48	$15.92	$16.06

Income from investment operations

Net investment income	0.81	0.88	0.84	0.04

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.30	(1.16)	(0.43)	(0.14)

Total from investment operations	1.11	(0.28)	0.41	(0.10)

Distributions to shareholders from

Net investment income	(0.86)	(0.92)	(0.85)	(0.04)

Net asset value, end of period	$14.53	$14.28	$15.48	$15.92

Total return*	8.00%	(1.80%)	2.57%	(0.60%)

Ratios and supplemental data

Net assets, end of period (thousands)	$3,077	$ 603	$ 499	$ 23

Ratios to average net assets
Expenses‡	1.90%	1.93%	1.98%	1.88%†

Net investment income	5.82%	5.92%	5.33%	6.11%†

Portfolio turnover rate	176%	175%	141%	109%

	Year Ended April 30,
	2001 #	2000 #	1999	1998 (b) (c) #

CLASS I SHARES (d)

Net asset value, beginning of period	$14.28	$15.48	$15.92	$16.03

Income from investment operations

Net investment income	1.01	0.90	0.90	0.24

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.25	(1.04)	(0.43)	(0.11)

Total from investment operations	1.26	(0.14)	0.47	0.13

Distributions to shareholders from

Net investment income	(1.01)	(1.06)	(0.91)	(0.24)

Net asset value, end of period	$14.53	$14.28	$15.48	$15.92

Total return	9.08%	(0.81%)	2.95%	0.80%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 980	$ 885	$3,478	$ 7

Ratios to average net assets
Expenses‡	0.90%	0.95%	0.99%	0.83%†

Net investment income	6.97%	6.89%	6.55%	6.89%†

Portfolio turnover rate	176%	175%	141%	109%

(a)	For the period from April 7, 1998 (commencement of class operations) to April 30, 1998.
(b)
The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

(c)	For the period from February 11, 1998 (commencement of class operations) to April 30, 1998.
(d)	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
#	Net investment income per share is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
High Yield Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended April 30,
	2001	2000	1999	1998 (a) #

CLASS A SHARES

Net asset value, beginning of period	$ 3.72	$ 4.06	$ 4.53	$ 4.52

Income from investment operations

Net investment income	0.33	0.34	0.36	0.11

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.33)	(0.32)	(0.46)	0.01

Total from investment operations	0	0.02	(0.10)	0.12

Distributions to shareholders from

Net investment income	(0.33)	(0.33)	(0.37)	(0.11)

Tax return of capital	0	(0.03)	0	0

Total distributions to shareholders	(0.33)	(0.36)	(0.37)	(0.11)

Net asset value, end of period	$ 3.39	$ 3.72	$ 4.06	$ 4.53

Total return*	0.15%	0.38%	(2.05%)	2.57%

Ratios and supplemental data

Net assets, end of period (thousands)	$322,330	$291,575	$353,488	$420,778

Ratios to average net assets
Expenses‡	1.25%	1.27%	1.21%	1.24%†

Net investment income	9.39%	8.57%	8.61%	8.48%†

Portfolio turnover rate	140%	107%	170%	155%

	Year Ended April 30,				Year Ended July 31,
	2001	2000 #	1999	1998 (b) #	1997	1996

CLASS B SHARES

Net asset value, beginning of period	$ 3.72	$ 4.06	$ 4.53	$ 4.37	$ 4.10	$ 4.42

Income from investment operations

Net investment income	0.34	0.31	0.27	0.25	0.32	0.32

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.37)	(0.32)	(0.40)	0.16	0.28	(0.27)

Total from investment operations	(0.03)	(0.01)	(0.13)	0.41	0.60	0.05

Distributions to shareholders from

Net investment income	(0.30)	(0.30)	(0.34)	(0.25)	(0.33)	(0.37)

Tax return of capital	0	(0.03)	0	0	0	0

Total distributions to shareholders	(0.30)	(0.33)	(0.34)	(0.25)	(0.33)	(0.37)

Net asset value, end of period	$ 3.39	$ 3.72	$ 4.06	$ 4.53	$ 4.37	$ 4.10

Total return*	(0.60%)	(0.37%)	(2.79%)	9.57%	15.32%	1.38%

Ratios and supplemental data

Net assets, end of period (thousands)	$33,844	$28,229	$47,713	$96,535	$547,390	$593,681

Ratios to average net assets
Expenses‡	2.00%	2.02%	1.95%	1.94%†	1.96%	1.94%

Net investment income	8.61%	7.79%	7.85%	7.27%†	7.63%	7.92%

Portfolio turnover rate	140%	107%	170%	155%	138%	116%

(a)	For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.
(b)	For the nine months ended April 30, 1998. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1998.
#	Net investment income per share is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
High Yield Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended April 30,
	2001	2000	1999	1998 (a) #

CLASS C SHARES

Net asset value, beginning of period	$ 3.72	$ 4.06	$ 4.53	$ 4.52

Income from investment operations

Net investment income	0.29	0.32	0.32	0.10

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.32)	(0.33)	(0.45)	0.01

Total from investment operations	(0.03)	(0.01)	(0.13)	0.11

Distributions to shareholders from

Net investment income	(0.30)	(0.30)	(0.34)	(0.10)

Tax return of capital	0	(0.03)	0	0

Total distributions to shareholders	(0.30)	(0.33)	(0.34)	(0.10)

Net asset value, end of period	$ 3.39	$ 3.72	$ 4.06	$ 4.53

Total return*	(0.60%)	(0.37%)	2.79%	2.35%

Ratios and supplemental data

Net assets, end of period (thousands)	$80,753	$3,172	$1,999	$1,155

Ratios to average net assets
Expenses‡	2.00%	2.00%	1.94%	2.04%†

Net investment income	8.61%	7.80%	7.86%	7.51%†

Portfolio turnover rate	140%	107%	170%	155%

	Year Ended April 30,
	2001	2000	1999	1998 (b) (c)

CLASS I SHARES (d)

Net asset value, beginning of period	$ 3.72	$ 4.06	$ 4.53	$4.56

Income from investment operations

Net investment income	0.34	0.35	0.36	0.02

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.33)	(0.32)	(0.45)	(0.03)

Total from investment operations	0.01	0.03	(0.09)	(0.01)

Distributions to shareholders from

Net investment income	(0.34)	(0.34)	(0.38)	(0.02)

Tax return of capital	0	(0.03)	0	0

Total distributions to shareholders	(0.34)	(0.37)	(0.38)	(0.02)

Net asset value, end of period	$ 3.39	$ 3.72	$ 4.06	$4.53

Total return	0.40%	0.64%	(1.81%)	(0.27%)

Ratios and supplemental data

Net assets, end of period (thousands)	$6,047	$6,153	$4,244	$ 20

Ratios to average net assets
Expenses‡	1.00%	1.01%	0.91%	1.09%†

Net investment income	9.63%	8.87%	9.14%	8.21%†

Portfolio turnover rate	140%	107%	170%	155%

(a)	For the period from January 22, 1998 (commencement of class operations) to April 30, 1998.
(b)	For the period from April 14, 1998 (commencement of class operations) to April 30, 1998.
(c)
The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

(d)	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
#	Net investment income is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Quality Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended April 30,		Year Ended September 30,
	2001	2000 (a)	1999	1998	1997	1996

CLASS A SHARES (b)

Net asset value, beginning of period	$ 11.95	$ 12.43	$ 13.61	$ 13.18	$ 12.91	$ 13.29

Income from investment operations

Net investment income	0.74	0.44	0.79	0.79	0.97	0.89

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.55	(0.46)	(1.18)	0.47	0.26	(0.37)

Total from investment operations	1.29	(0.02)	(0.39)	1.26	1.23	0.52

Distributions to shareholders from

Net investment income	(0.68)	(0.43)	(0.79)	(0.83)	(0.96)	(0.90)

Tax return of capital	(0.06)	(0.03)	0	0	0	0

Total distributions to shareholders	(0.74)	(0.46)	(0.79)	(0.83)	(0.96)	(0.90)

Net asset value, end of period	$ 12.50	$ 11.95	$ 12.43	$ 13.61	$ 13.18	$ 12.91

Total return*	11.12%	(0.20%)	(2.89%)	9.95%	9.86%	4.09%

Ratios and supplemental data

Net assets, end of period (thousands)	$62,604	$74,822	$103,794	$94,279	$53,176	$21,092

Ratios to average net assets
Expenses‡	1.13%	1.63%†	1.05%**	1.05%**	1.05%**	1.05%**

Net investment income	6.09%	6.35%†	6.08%	5.73%	7.01%	6.84%

Portfolio turnover rate	113%	89%	171%	114%	100%	254%

	Year Ended April 30,
	2001	2000 (c)

CLASS B SHARES

Net asset value, beginning of period	$11.95	$12.32

Income from investment operations

Net investment income	0.66	0.35

Net realized and unrealized gain or losses on securities and foreign currency related transactions	0.54	(0.35)

Total from investment operations	1.20	0

Distributions to shareholders from

Net investment income	(0.59)	(0.34)

Tax return of capital	(0.06)	(0.03)

Total distributions to shareholders	(0.65)	(0.37)

Net asset value, end of period	$12.50	$11.95

Total return*	10.29%	0.02%

Ratios and supplemental data

Net assets, end of period (thousands)	$1,645	$ 457

Ratios to average net assets
Expenses‡	1.90%	2.36%†

Net investment income	5.23%	5.60%†

Portfolio turnover rate	113%	89%

(a)	For the seven months ended April 30, 2000. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2000.
(b)
Effective October 18, 1999, shareholders of Mentor Quality Income Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y) shares, respectively, of Evergreen Quality Income Fund.

(c)	For the period from October 18, 1999 (commencement of class operations) to April 30, 2000.
*	Excluding applicable sales charges.
**	Ratio of expenses to average net assets does not include interest expense.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Quality Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended April 30,		Year Ended September 30,
	2001	2000 (a)	1999	1998	1997	1996

CLASS C SHARES (b)

Net asset value, beginning of period	$ 11.95	$ 12.43	$ 13.61	$ 13.18	$ 12.93	$ 13.31

Income from investment operations

Net investment income	0.62	0.37	0.71	0.72	0.86	0.84

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.58	(0.44)	(1.16)	0.48	0.30	(0.38)

Total from investment operations	1.20	(0.07)	(0.45)	1.20	1.16	0.46

Distributions to shareholders from

Net investment income	(0.59)	(0.38)	(0.73)	(0.77)	(0.91)	(0.84)

Tax return of capital	(0.06)	(0.03)	0	0	0	0

Total distributions to shareholders	(0.65)	(0.41)	(0.73)	(0.77)	(0.91)	(0.84)

Net asset value, end of period	$ 12.50	$ 11.95	$ 12.43	$ 13.61	$ 13.18	$ 12.93

Total return*	10.29%	(0.62%)	(3.34%)	9.46%	9.29%	3.57%

Ratios and supplemental data

Net assets, end of period (thousands)	$62,267	$72,698	$97,403	$112,901	$75,046	$58,239

Ratios to average net assets
Expenses‡	1.88%	2.35%†	1.55%**	1.55%**	1.55%**	1.55%**

Net investment income	5.34%	5.60%†	5.57%	5.22%	6.51%	6.36%

Portfolio turnover rate	113%	89%	171%	114%	100%	254%

	Year Ended April 30,		Year Ended September 30,
	2001 #	2000 (a) #	1999	1998 (c)

CLASS I SHARES (b)(d)

Net asset value, beginning of period	$12.50	$13.09	$13.69	$13.20

Income from investment operations

Net investment income	0.79	0.50	0.84	0.78

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.48	(0.59)	(1.20)	0.39

Total from investment operations	1.27	(0.09)	(0.36)	1.17

Distributions to shareholders from

Net investment income	(0.75)	(0.47)	(0.24)	(0.68)

Tax return of capital	(0.06)	(0.03)	0	0

Total distributions to shareholders	(0.81)	(0.50)	(0.24)	(0.68)

Net asset value, end of period	$12.96	$12.50	$13.09	$13.69

Total return	10.42%	(0.73%)	(2.63%)	8.94%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 54	$ 1	$ 1	$ 1

Ratios to average net assets
Expenses‡	0.86%	1.18%†	0.80%**	0.80	%**†

Net investment income	6.28%	6.65%†	6.30%	7.09	%†

Portfolio turnover rate	113%	89%	171%	114%

(a)	For the seven months ended April 30, 2000. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2000.
(b)
Effective October 18, 1999, shareholders of Mentor Quality Income Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y) shares, respectively, of Evergreen Quality Income Fund.

(c)	For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
(d)	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
#	Net investment income is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
**	Ratio of expenses to average net assets does not include interest expense.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Strategic Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended April 30,					Year Ended July 31, 1996
	2001 #	2000	1999	1998 #	1997 (a)

CLASS A SHARES

Net asset value, beginning of period	$ 6.12	$ 6.79	$ 7.21	$ 6.82	$ 6.77	$ 6.89

Income from investment operations

Net investment income	0.52	0.53	0.51	0.50	0.37	0.54

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.40)	(0.63)	(0.41)	0.38	0.09	(0.09)

Total from investment operations	0.12	(0.10)	0.10	0.88	0.46	0.45

Distributions to shareholders from

Net investment income	(0.40)	(0.49)	(0.52)	(0.49)	(0.41)	(0.52)

Tax return of capital	(0.10)	(0.08)	0	0	0	(0.05)

Total distributions to shareholders	(0.50)	(0.57)	(0.52)	(0.49)	(0.41)	(0.57)

Net asset value, end of period	$ 5.74	$ 6.12	$ 6.79	$ 7.21	$ 6.82	$ 6.77

Total return*	2.09%	(1.58%)	1.58%	13.20%	6.80%	6.84%

Ratios and supplemental data

Net assets, end of period (thousands)	$122,223	$129,885	$162,192	$193,618	$58,725	$68,118

Ratios to average net assets
Expenses‡	0.87%	0.72%	1.02%	1.27%	1.28%†	1.30%

Net investment income	8.06%	8.36%	7.41%	6.80%	7.28%†	8.05%

Portfolio turnover rate	322%	187%	222%	237%	86%	101%

	Year Ended April 30,					Year Ended July 31, 1996
	2001 #	2000	1999	1998 #	1997 (a)

CLASS B SHARES

Net asset value, beginning of period	$ 6.14	$ 6.81	$ 7.25	$ 6.85	$ 6.81	$ 6.92

Income from investment operations

Net investment income	0.48	0.49	0.47	0.44	0.34	0.50

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.41)	(0.64)	(0.44)	0.39	0.07	(0.09)

Total from investment operations	0.07	(0.15)	0.03	0.83	0.41	0.41

Distributions to shareholders from

Net investment income	(0.36)	(0.44)	(0.47)	(0.43)	(0.37)	(0.47)

Tax return of capital	(0.10)	(0.08)	0	0	0	(0.05)

Total distributions to shareholders	(0.46)	(0.52)	(0.47)	(0.43)	(0.37)	(0.52)

Net asset value, end of period	$ 5.75	$ 6.14	$ 6.81	$ 7.25	$ 6.85	$ 6.81

Total return*	1.18%	(2.29%)	0.56%	12.47%	6.06%	6.21%

Ratios and supplemental data

Net assets, end of period (thousands)	$83,347	$104,110	$120,669	$113,136	$110,082	$123,389

Ratios to average net assets
Expenses‡	1.61%	1.47%	1.76%	2.05%	2.04%†	2.07%

Net investment income	7.34%	7.60%	6.68%	6.08%	6.52%†	7.28%

Portfolio turnover rate	322%	187%	222%	237%	86%	101%

(a)	For the nine months ended April 30, 1997. The Fund changed its fiscal year end from July 31 to April 30, effective April 30,1997.
#	Net investment income per share is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Strategic Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended April 30,					Year Ended July 31, 1996
	2001 #	2000	1999	1998 #	1997 (a)

CLASS C SHARES

Net asset value, beginning of period	$ 6.13	$ 6.80	$ 7.24	$ 6.84	$ 6.80	$ 6.92

Income from investment operations

Net investment income	0.46	0.49	0.45	0.44	0.33	0.49

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.38)	(0.64)	(0.42)	0.39	0.08	(0.09)

Total from investment operations	0.08	(0.15)	0.03	0.83	0.41	0.40

Distributions to shareholders from

Net investment income	(0.36)	(0.44)	(0.47)	(0.43)	(0.37)	(0.47)

Tax return of capital	(0.10)	(0.08)	0	0	0	(0.05)

Total distributions to shareholders	(0.46)	(0.52)	(0.47)	(0.43)	(0.37)	(0.52)

Net asset value, end of period	$ 5.75	$ 6.13	$ 6.80	$ 7.24	$ 6.84	$ 6.80

Total return*	1.35%	(2.30%)	0.55%	12.48%	6.07%	6.07%

Ratios and supplemental data

Net assets, end of period (thousands)	$16,746	$14,655	$16,265	$19,639	$24,304	$31,816

Ratios to average net assets
Expenses‡	1.63%	1.47%	1.77%	2.05%	2.04%†	2.07%

Net investment income	7.26%	7.61%	6.65%	6.10%	6.52%†	7.29%

Portfolio turnover rate	322%	187%	222%	237%	86%	101%

	Year Ended April 30,
	2001 #	2000	1999	1998 #	1997 (b) (c)

CLASS I SHARES (d)

Net asset value, beginning of period	$ 6.02	$ 6.63	$ 7.04	$ 6.65	$7.03

Income from investment operations

Net investment income	0.51	0.55	0.51	0.46	0

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.37)	(0.59)	(0.39)	0.41	(0.20)

Total from investment operations	0.14	(0.04)	0.12	0.87	(0.20)

Distributions to shareholders from

Net investment income	(0.41)	(0.49)	(0.53)	(0.48)	(0.18)

Tax return of capital	(0.10)	(0.08)	0	0	0

Total distributions to shareholders	(0.51)	(0.57)	(0.53)	(0.48)	(0.18)

Net asset value, end of period	$ 5.65	$ 6.02	$ 6.63	$ 7.04	$6.65

Total return	2.41%	(0.61%)	1.83%	13.46%	(2.87%)

Ratios and supplemental data

Net assets, end of period (thousands)	$1,584	$1,386	$1,647	$1,442	$ 0

Ratios to average net assets
Expenses‡	0.62%	0.47%	0.75%	1.01%	0.00%†

Net investment income	8.30%	8.63%	7.64%	6.83%	0.00%†

Portfolio turnover rate	322%	187%	222%	237%	86%

(a)	For the nine months ended April 30, 1997. The Fund changed its fiscal year end from July 31, to April 30, effective April 30, 1997.
(b)	For the period from January 13, 1997 (commencement of class operations) to April 30, 1997.
(c)
The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

(d)	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
#	Net investment income per share is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
U.S. Government Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended April 30,					Year Ended June 30, 1996
	2001	2000	1999	1998	1997 (a)

CLASS A SHARES

Net asset value, beginning of period	$ 9.15	$ 9.63	$ 9.68	$ 9.39	$ 9.42	$ 9.65

Income from investment operations

Net investment income	0.54	0.55	0.56	0.61	0.52	0.63

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.44	(0.48)	(0.04)	0.29	(0.03)	(0.23)

Total from investment operations	0.98	0.07	0.52	0.90	0.49	0.40

Distributions to shareholders from

Net investment income	(0.54)	(0.55)	(0.57)	(0.61)	(0.52)	(0.63)

Net asset value, end of period	$ 9.59	$ 9.15	$ 9.63	$ 9.68	$ 9.39	$ 9.42

Total return*	10.98%	0.79%	5.39%	9.78%	5.30%	4.28%

Ratios and supplemental data

Net assets, end of period (thousands)	$108,073	$91,123	$48,091	$40,136	$17,913	$20,345

Ratios to average net assets
Expenses‡	1.00%	0.97%	0.95%	1.03%	0.98%†	0.99%

Net investment income	5.71%	5.89%	5.68%	6.25%	6.60%†	6.61%

Portfolio turnover rate	86%	58%	98%	21%	12%	23%

	Year Ended April 30,					Year Ended June 30, 1996
	2001	2000	1999	1998	1997 (a)

CLASS B SHARES

Net asset value, beginning of period	$ 9.15	$ 9.63	$ 9.68	$ 9.39	$ 9.42	$ 9.65

Income from investment operations

Net investment income	0.47	0.48	0.49	0.53	0.46	0.56

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.44	(0.48)	(0.05)	0.29	(0.03)	(0.23)

Total from investment operations	0.91	0	0.44	0.82	0.43	0.33

Distributions to shareholders from

Net investment income	(0.47)	(0.48)	(0.49)	(0.53)	(0.46)	(0.56)

Net asset value, end of period	$ 9.59	$ 9.15	$ 9.63	$ 9.68	$ 9.39	$ 9.42

Total return*	10.15%	0.03%	4.60%	8.96%	4.65%	3.50%

Ratios and supplemental data

Net assets, end of period (thousands)	$65,533	$82,665	$122,919	$130,576	$142,371	$165,988

Ratios to average net assets
Expenses‡	1.75%	1.71%	1.71%	1.78%	1.73%†	1.74%

Net investment income	4.98%	5.11%	4.99%	5.56%	5.85%†	5.85%

Portfolio turnover rate	86%	58%	98%	21%	12%	23%

(a)	For the ten months ended April 30, 1997. The Fund changed its fiscal year end from June 30 to April 30, effective April 30, 1997.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
U.S. Government Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended April 30,					Year Ended June 30, 1996
	2001	2000	1999	1998	1997 (a)

CLASS C SHARES

Net asset value, beginning of period	$ 9.15	$ 9.63	$ 9.68	$ 9.39	$9.42	$9.65

Income from investment operations

Net investment income	0.47	0.48	0.49	0.53	0.46	0.56

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.44	(0.48)	(0.05)	0.29	(0.03)	(0.23)

Total from investment operations	0.91	0	0.44	0.82	0.43	0.33

Distributions to shareholders from

Net investment income	(0.47)	(0.48)	(0.49)	(0.53)	(0.46)	(0.56)

Net asset value, end of period	$ 9.59	$ 9.15	$ 9.63	$ 9.68	$9.39	$9.42

Total return*	10.15%	0.03%	4.60%	8.96%	4.65%	3.50%

Ratios and supplemental data

Net assets, end of period (thousands)	$11,188	$4,740	$5,605	$5,697	$455	$649

Ratios to average net assets
Expenses‡	1.74%	1.71%	1.70%	1.78%	1.73%†	1.74%

Net investment income	4.90%	5.12%	4.97%	5.49%	5.85%†	5.87%

Portfolio turnover rate	86%	58%	98%	21%	12%	23%

	Year Ended April 30,					Year Ended June 30, 1996
	2001	2000	1999	1998	1997 (a)

CLASS I SHARES (b)

Net asset value, beginning of period	$ 9.15	$ 9.63	$ 9.68	$ 9.39	$ 9.42	$ 9.65

Income from investment operations

Net investment income	0.56	0.57	0.59	0.63	0.54	0.66

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.44	(0.48)	(0.05)	0.29	(0.03)	(0.23)

Total from investment operations	1.00	0.09	0.54	0.92	0.51	0.43

Distributions to shareholders from

Net investment income	(0.56)	(0.57)	(0.59)	(0.63)	(0.54)	(0.66)

Net asset value, end of period	$ 9.59	$ 9.15	$ 9.63	$ 9.68	$ 9.39	$ 9.42

Total return	11.25%	1.04%	5.66%	10.05%	5.52%	4.54%

Ratios and supplemental data

Net assets, end of period (thousands)	$263,619	$231,417	$222,876	$155,836	$127,099	$121,569

Ratios to average net assets
Expenses‡	0.75%	0.71%	0.71%	0.78%	0.73%†	0.74%

Net investment income	5.97%	6.12%	5.96%	6.55%	6.85%†	6.86%

Portfolio turnover rate	86%	58%	98%	21%	12%	23%

(a)	For the ten months ended April 30, 1997. The Fund changed its fiscal year end from June 30 to April 30, effective April 30, 1997.
(b)	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Diversified Bond Fund
Schedule of Investments
April 30, 2001

	Credit Rating^	Principal Amount	Value

ASSET-BACKED SECURITIES – 4.0%

Continental Airlines, Inc., Ser. 2000-2, Class B, 8.31%, 04/02/2018	AA-	$2,000,000	$ 2,093,310
Credit Suisse First Boston Mortgage Securities Corp., Ser. 1996-2, Class A-6, 7.18%, 02/25/2018	AAA	3,250,000	3,303,850
Merrill Lynch Mortgage Investors, Inc.:
Ser. 1991-G, Class B, 9.15%, 10/15/2011	NA	940,995	939,778
Ser. 1992-D, Class B, 8.50%, 06/15/2017	NR	2,459,573	2,542,701
Mid State Trust, Ser. 6, Class A-3, 7.54%, 07/01/2035	AA	682,254	688,601
Midwest Generation, LLC, Ser. B, 8.56%, 01/02/2016 144A	BBB-	1,250,000	1,199,001
Railcar Leasing, LLC, Ser. 1, Class A-2, 7.125%, 01/15/2013 144A	AAA	2,500,000	2,585,462
University Support Services, Inc., Ser. 1992-CD, Class D, 9.51%, 11/01/2007 ☐	NA	155,000	154,767

Total Asset-Backed Securities (cost $13,326,222)			13,507,470

COLLATERALIZED MORTGAGE OBLIGATIONS – 14.1%

Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2000-WF1, Class A-2, 7.78%, 02/15/2010	AAA	3,300,000	3,558,033
Criimi Mae Commercial Mortgage Trust, Ser. 1998-C1, Class A-2, 7.00%, 03/02/2011 144A	A	3,000,000	2,896,202
Criimi Mae Financial Corp., Ser. 1, Class A, 7.00%, 01/01/2033	AAA	4,210,206	4,140,546
DLJ Commercial Mortgage Corp.:
Ser. 2000-CF1, Class A-3, 7.92%, 05/10/2010	A	2,000,000	2,134,194
Ser. 2000-CKP1, Class A 1-B, 7.18%, 08/10/2010	Aaa	3,000,000	3,139,180
FFCA Secured Lending Corp., Ser. 1997-1, Class B-1, 7.74%, 06/18/2013 144A	NR	1,000,000	1,024,887
Financial Asset Securitization, Inc., Ser. 1997-NAM2, Class B-2, 7.88%, 07/25/2027	NR	2,626,725	2,719,102
GE Capital Mortgage Services, Inc.:
Ser. 1994-27, Class A-6, 6.50%, 07/25/2024	AAA	3,745,000	3,552,114
Ser. 1999-H, Class A-7, 6.265%, 04/25/2029	Aaa	2,375,000	2,371,115
Morgan Stanley Capital I, Inc., Ser. 1997-C1, Class B, 7.69%, 01/15/2007	NR	3,300,000	3,496,804
Morgan Stanley Dean Witter & Co.:
Ser. 2000, Class B, 7.78%, 01/15/2010	AA	3,250,000	3,456,662
Ser. 2001-TOP1, Class C, 7.00%, 02/15/2011	A	3,235,000	3,244,917
Norwest Asset Securities Corp.:
Ser. 1998-22, Class B-1, 6.25%, 09/25/2028	AA	1,119,152	1,059,383
Ser. 1998-22, Class B-2, 6.25%, 09/25/2028	NR	1,163,510	1,089,691
PNC Mortgage Securities Corp.:
Ser. 1997-4, Class 2 PP-3, 7.25%, 07/25/2027	AAA	2,395,503	2,411,278
Ser. 1999-5, Class C B-3, 6.89%, 07/25/2029	NR	1,490,481	1,341,433
Ser. 1999-8, Class C B-3, 7.35%, 09/25/2029	NR	1,599,013	1,458,619

EVERGREEN
Diversified Bond Fund
Schedule of Investments (continued)
April 30, 2001

	Credit RatingÙ	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – continued

Residential Asset Securitization Trust, Ser. 2000-A2, Class N B-1, 8.00%, 04/25/2030	AAA	$2,200,458	$ 2,244,214
Residential Funding Mortgage Securities I, Inc., Ser. 1999-S2, Class M-1, 6.50%, 01/25/2029	NR	2,861,491	2,680,345

Total Collateralized Mortgage Obligations (cost $46,831,259)			48,018,719

CORPORATE BONDS – 40.1%

CONSUMER DISCRETIONARY – 10.6%

Auto Components – 0.3%
Lear Corp., Ser. B, 8.11%, 05/15/2009	BB+	1,000,000	990,974

Automobiles – 1.9%
Daimler Chrysler Holdings, 8.50%, 01/18/2031	A-	2,000,000	2,045,700
Ford Motor Co., 8.90%, 01/15/2032	A	4,000,000	4,495,608

			6,541,308

Hotels, Restaurants & Leisure – 2.9%
Anchor Gaming, 9.875%, 10/15/2008	B	1,000,000	1,067,500
Argosy Gaming Co., 10.75%, 06/01/2009	B	1,000,000	1,078,750
Aztar Corp., 8.875%, 05/15/2007	B+	1,000,000	1,021,250
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	B	1,000,000	931,250
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	BB-	1,000,000	1,055,000
Meristar Hospitality Corp., 9.00%, 01/15/2008 REIT 144A	BB-	300,000	303,000
MGM Mirage, Inc., 8.375%, 02/01/2011	BB+	1,000,000	1,013,750
Mohegan Tribal Gaming Authority, 8.75%, 01/01/2009	BB-	1,000,000	1,037,500
Prime Hospitality Corp., Ser. B, 9.75%, 04/01/2007	B+	1,000,000	1,022,500
Station Casinos, Inc., 9.875%, 07/01/2010	B+	1,000,000	1,043,750
Tricon Global Restaurants, Inc., 8.875%, 04/15/2011	BB	425,000	423,937

			9,998,187

Household Durables – 0.6%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	900,000	940,500
MDC Holdings, Inc., 8.375%, 02/01/2008	BB	1,100,000	1,127,500

			2,068,000

Leisure Equipment & Products – 0.6%
CSC Holdings, Inc., Ser. B, 8.125%, 07/15/2009	BB+	2,000,000	2,013,248

Media – 3.6%
American Lawyer Media, Inc., Ser. B, 9.75%, 12/15/2007	B	1,000,000	917,500
Chancellor Media Corp., 8.00%, 11/01/2008	BBB-	650,000	674,375
Charter Communications Holdings, LLC, 8.625%, 04/01/2009	B+	1,000,000	977,500
Echostar DBS Corp., 9.375%, 02/01/2009	B+	1,000,000	1,027,500
Emmis Communications Corp., Ser. B, 8.125%, 03/15/2009	B-	850,000	820,250
Hollinger International Publishing, Inc., 9.25%, 02/01/2006	B+	1,000,000	1,035,000
Infinity Broadcasting, Inc., 8.875%, 06/15/2007	BBB+	1,000,000	1,070,000
K-III Communications Corp., Ser. B, 8.50%, 02/01/2006	BB-	1,000,000	985,000
Lamar Media Corp., 9.625%, 12/01/2006	B	1,000,000	1,052,500

EVERGREEN
Diversified Bond Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

CONSUMER DISCRETIONARY – continued

Media – continued
Time Warner, Inc., 6.95%, 01/15/2028	BBB+	$2,000,000	$ 1,847,050
TV Guide, Inc., Ser. B, 8.125%, 03/01/2009	BB-	1,250,000	1,229,687
Young Broadcasting, Inc., 10.00%, 03/01/2011 144A	B	650,000	630,500

			12,266,862

Multi-line Retail – 0.0%
Ames Department Stores, Inc., 10.00%, 04/15/2006	CCC-	300,000	49,500

Specialty Retail – 0.7%
Elizabeth Arden, Inc., 11.75%, 02/01/2011	B+	1,000,000	1,057,500
Nordstrom, Inc., 6.95%, 03/15/2028	A-	1,000,000	810,932
Steinway Musical Instruments, Inc., 8.75%, 04/15/2011 144A	BB-	450,000	458,438

			2,326,870

CONSUMER STAPLES – 0.4%

Food Products – 0.4%
Archer Daniels Midland Co., 7.00%, 02/01/2031	A+	1,400,000	1,354,637

ENERGY – 4.8%

Energy Equipment & Services – 0.7%
Oslo Seismic Services, Inc., 8.28%, 06/01/2011	BBB	1,361,599	1,426,628
Parker Drilling Co., Ser. D, 9.75%, 11/15/2006	B+	1,000,000	1,047,500

			2,474,128

Oil & Gas – 4.1%
Alberta Energy Co., Ltd., 7.65%, 09/15/2010	BBB+	1,400,000	1,482,871
Chesapeake Energy Corp., Ser. B, 9.625%, 05/01/2005	B+	1,000,000	1,096,250
Cross Timbers Oil Co., Ser. B, 9.25%, 04/01/2007	B+	1,000,000	1,062,500
Golden State Petroleum Transport Corp., 8.04%, 02/01/2019	Aa2	7,000,000	7,158,753
Nuevo Energy Co., Ser. B, 9.50%, 06/01/2008	B+	1,000,000	1,003,750
Ocean Energy, Inc., Ser. B, 8.375%, 07/01/2008	BB+	1,000,000	1,055,000
Pride Petroleum Services, Inc., 9.375%, 05/01/2007	BB	1,000,000	1,062,500

			13,921,624

FINANCIALS – 12.3%

Banks – 1.2%
GS Escrow Corp., 6.75%, 08/01/2001	BB+	1,850,000	1,851,917
Wells Fargo & Co., 7.25%, 08/24/2005	A+	2,000,000	2,108,964

			3,960,881

Diversified Financials – 6.2%
Barnett Capital I, 8.06%, 12/01/2026	A-	1,100,000	1,063,581
Commercial Credit Co., 10.00%, 05/15/2009	AA-	5,000,000	5,920,760
Ford Motor Credit Co., 7.60%, 08/01/2005	A	3,500,000	3,665,249
General Motors Acceptance Corp., 7.25%, 03/02/2011	A	1,200,000	1,217,347

EVERGREEN
Diversified Bond Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

FINANCIALS – continued

Diversified Financials – continued
HSBC Capital Funding, LP, 9.547%, 12/31/2049 144A	NR	$2,000,000	$ 2,258,298
John Deere Capital Corp., 8.625%, 08/01/2019	A	2,750,000	2,852,410
Limestone Electron Trust, 8.625%, 03/15/2003 144A	BBB-	1,800,000	1,871,856
Regional Diversified Funding, Ltd., 9.25%, 03/15/2030 144A	A+	2,500,000	2,505,765

			21,355,266

Insurance – 4.9%
AMBAC Financial Group, Inc., 9.375%, 08/01/2011	AA	2,500,000	2,939,780
Nationwide CSN Trust, 9.875%, 02/15/2025 144A	A	7,500,000	7,463,790
Prudential Properties, 7.125%, 07/01/2007 144A	A+	6,300,000	6,271,839

			16,675,409

HEALTH CARE – 0.7%

Health Care Providers & Services – 0.7%
HCA – The Healthcare Co., 8.75%, 09/01/2010	BB+	1,000,000	1,081,117
Tenet Healthcare Corp., Ser. B, 8.125%, 12/01/2008	BB-	1,000,000	1,042,500
Triad Hospitals, 8.75%, 05/01/2009 144A	B-	300,000	307,500

			2,431,117

INDUSTRIALS – 1.8%

Aerospace & Defense – 0.4%
BE Aerospace, Inc., 9.50%, 11/01/2008	B	1,000,000	1,035,000
Sequa Corp., 8.875%, 04/01/2008 144A	BB	450,000	456,750

			1,491,750

Air Freight & Couriers – 0.3%
Fedex Corp., 6.875%, 02/15/2006 144A	BBB	1,050,000	1,058,943

Building Products – 0.3%
American Standard, Inc., 7.375%, 02/01/2008	BB+	1,000,000	995,000

Commercial Services & Supplies – 0.3%
Allied Waste North America, Inc., Ser. B, 10.00%, 08/01/2009	B+	1,000,000	1,038,750

Machinery – 0.5%
AGCO Corp., 9.50%, 05/01/2008 144A	BB	1,000,000	1,000,000
Eagle-Picher Industries, 9.375%, 03/01/2008	B-	1,300,000	630,500

			1,630,500

INFORMATION TECHNOLOGY – 0.2%

Semiconductor Equipment & Products – 0.2%
Fairchild Semiconductor Corp., 10.125%, 03/15/2007	B	665,000	651,700

EVERGREEN
Diversified Bond Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

MATERIALS – 3.7%

Chemicals – 0.6%
Lyondell Chemical Co., Ser. A, 9.625%, 05/01/2007	BB	$1,000,000	$ 1,037,500
Scotts Co., 8.625%, 01/15/2009	B+	1,000,000	1,023,750

			2,061,250

Containers & Packaging – 0.9%
Container Corp. of America, Ser. A, 11.25%, 05/01/2004	B	1,000,000	1,008,750
Packaging Corp. of America, Ser. B, 9.625%, 04/01/2009	BB-	1,000,000	1,080,000
Stone Container Corp., 9.75%, 02/01/2011 144A	B	1,000,000	1,041,250

			3,130,000

Metals & Mining – 1.4%
Camden Property Trust, 7.00%, 11/15/2006	BBB	3,000,000	3,028,278
Century Aluminum Co., 11.75%, 04/15/2008 144A	BB-	500,000	527,500
P&L Coal Holdings Corp., Ser. B, 9.625%, 05/15/2008	B	1,000,000	1,055,000

			4,610,778

Paper & Forest Products – 0.8%
Georgia Pacific Corp., 7.70%, 06/15/2015	BBB-	3,000,000	2,693,412

TELECOMMUNICATION SERVICES – 3.2%

Diversified Telecommunication Services – 2.0%
Qwest Capital Funding, Inc., 7.90%, 08/15/2010 144A	BBB+	3,500,000	3,684,531
Verizon Global Funding Corp., 7.25%, 12/01/2010 144A	A+	3,000,000	3,112,950

			6,797,481

Media – 0.3%
Mediacom, LLC, 9.50%, 01/15/2013 144A	B+	1,000,000	980,000

Wireless Telecommunications Services – 0.9%
Crown Castle International Corp., 9.00%, 05/15/2011	B	1,000,000	1,007,500
Price Communications Wireless, Inc.:
11.75%, 07/15/2007	B-	1,000,000	1,090,000
Ser. B, 9.125%, 12/15/2006	B+	1,000,000	1,035,000

			3,132,500

UTILITIES – 2.4%

Electric Utilities – 1.6%
AES Corp., 8.50%, 11/01/2007	B+	1,000,000	985,000
Calpine Corp., 7.75%, 04/15/2009	BB+	850,000	815,327
Dominion Resources, Inc., 8.125%, 06/15/2010	BBB+	2,000,000	2,150,486
Duke Energy Field Services, LLC, 7.875%, 08/16/2010	BBB	1,500,000	1,588,888

			5,539,701

EVERGREEN
Diversified Bond Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

UTILITIES – continued

Gas Utilities – 0.8%
Southern Natural Gas Co., 7.35%, 02/15/2031	BBB+	$1,750,000	$ 1,683,847
Western Gas Resources, Inc., 10.00%, 06/15/2009	BB-	1,000,000	1,077,500

			2,761,347

Total Corporate Bonds (cost $136,605,920)			137,001,123

MORTGAGE-BACKED SECURITIES – 5.4%
FNMA:
6.39%, 11/01/2039	AAA	2,418,210	2,476,555
6.46%, 03/01/2027	AAA	2,098,179	2,149,321
7.00%, 07/01/2028-08/01/2029	AAA	9,290,989	9,414,847
7.42%, 04/01/2028	AAA	2,326,951	2,368,768
9.50%, 12/01/2024	AAA	2,026,385	2,193,337

Total Mortgage-Backed Securities (cost $18,291,393)			18,602,828

TAXABLE MUNICIPAL OBLIGATIONS – 0.8%

CAPITAL IMPROVEMENTS – 0.8%
Los Angeles, CA. Impt. Bond Act, 1915, Assessment Dist. 1, MTN, 8.48%, 09/02/2015 (cost $2,613,047)	NR	2,613,047	2,746,548

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 6.2%
FHLMC, 6.375%, 11/15/2003	Aaa	5,850,000	6,058,839
FNMA:
5.50%, 02/15/2006	Aaa	12,000,000	12,048,360
7.25%, 05/15/2030	Aaa	2,650,000	2,921,148

Total U.S. Government & Agency Obligations (cost $20,870,774)			21,028,347

U.S. TREASURY OBLIGATIONS – 11.1%
U.S. Treasury Bonds:
6.25%, 05/15/2030	AAA	14,925,000	15,748,218
8.125%, 05/15/2021	AAA	3,520,000	4,425,393
STRIPS, 0.00%, 11/15/2021 ¤	AAA	7,645,000	2,164,170
U.S. Treasury Notes:
6.00%, 09/30/2002	AAA	1,425,000	1,459,921
6.75%, 05/15/2005	AAA	13,325,000	14,249,915

Total U.S. Treasury Obligations (cost $38,969,285)			38,047,617

YANKEE OBLIGATIONS – CORPORATE – 8.6%

ENERGY – 2.1%

Oil & Gas – 2.1%
British Gas International Finance Co., 0.00%, 11/04/2021 ¤	A	4,000,000	846,000
Gulf Canada Resources, Ltd., 7.125%, 01/15/2011	BBB-	1,500,000	1,491,603

EVERGREEN
Diversified Bond Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE – continued

ENERGY – continued

Oil & Gas – continued
YPF Sociedad Anonima, 7.25%, 03/15/2003	BB+	$5,000,000	$ 4,942,895

			7,280,498

FINANCIALS – 0.1%

Diversified Financials – 0.1%
Tembec Finance Corp., 9.875%, 09/30/2005	BB+	350,000	364,000

INFORMATION TECHNOLOGY – 0.2%

Semiconductor Equipment & Products – 0.2%
Flextronics International, Ltd., 9.875%, 07/01/2010	BB-	850,000	850,000

MATERIALS – 1.0%

Metals & Mining – 0.2%
Bulong Operation Property Ltd., 12.50%, 12/15/2008 • +	D	1,600,000	560,000

Paper & Forest Products – 0.8%
Domtar, Inc., 8.75%, 08/01/2006	BBB-	1,000,000	1,060,564
Norampac, Inc., 9.50%, 02/01/2008	BB	1,000,000	1,045,000
Tembec Industries, Inc., 8.625%, 06/30/2009	BB-	650,000	672,750

			2,778,314

TELECOMMUNICATION SERVICES – 4.2%

Diversified Telecommunication Services – 3.7%
British Telecommunications Plc, 8.125%, 12/15/2010	A	2,100,000	2,200,989
Deutsche Telekom International, 8.00%, 06/15/2010	A-	2,600,000	2,664,646
Global Crossing Holdings, Ltd., 9.50%, 11/15/2009	BB	1,000,000	935,000
Koninklijke Kpn NV, 8.00%, 10/01/2010 144A	NA	3,000,000	2,921,883
Telecom de Puerto Rico, Inc., 6.65%, 05/15/2006	BBB	2,500,000	2,381,685
Telefonica Europe, 7.75%, 09/15/2010	A+	1,400,000	1,447,166

			12,551,369

Wireless Telecommunications Services – 0.5%
Microcell Telecommunications, Inc., Sr. Disc. Note, Step Bond, Ser. B, 0.00%, 06/01/2006 †	B3	1,000,000	845,000
Rogers Cantel, Inc., 9.75%, 06/01/2016	BB+	1,000,000	1,005,000

			1,850,000

UTILITIES – 1.0%

Electric Utilities – 1.0%
TXU Eastern Funding Co., 6.75%, 05/15/2009	BBB+	3,500,000	3,283,189

Total Yankee Obligations – Corporate (cost $30,879,303)			29,517,370

EVERGREEN
Diversified Bond Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

YANKEE OBLIGATIONS – GOVERNMENT – 1.7%
Argentina, 0.00%, 10/15/2003 ¤	BB+	$ 2,000,000	$ 1,585,000
Qatar, 9.75%, 06/15/2030 144A	BBB+	2,000,000	2,145,000
United Mexican States, 8.375%, 01/14/2011	BB+	2,000,000	1,989,000

Total Yankee Obligations – Government (cost $5,478,528)			5,719,000

	Shares	Value

SHORT-TERM INVESTMENTS – 6.3%
MUTUAL FUND SHARES – 6.3%
Evergreen Select Money Market Fund ø (cost $21,615,020)	21,615,020	21,615,020

Total Investments – (cost $335,480,751) – 98.3%		335,804,042
Other Assets and Liabilities – 1.7%		5,918,339

Net Assets – 100.0%		$341,722,381

See Combined Notes to Schedules of Investments.

EVERGREEN
High Yield Bond Fund
Schedule of Investments
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – 76.0%

CONSUMER DISCRETIONARY – 29.6%

Auto Components – 1.6%
Advance Stores Co., Inc., Ser. B, 10.25%, 04/15/2008	B-	$4,000,000	$ 3,780,000
Delco Remy International, Inc., 11.00%, 05/01/2009 144A	B	3,250,000	3,347,500

			7,127,500

Food Products – 0.2%
Weight Watchers International, Inc., 13.00%, 10/01/2009	B-	750,000	825,000

Hotels, Restaurants & Leisure – 14.1%
Ameristar Casinos, Inc., 10.75%, 02/15/2009 144A	B-	5,000,000	5,150,000
Anchor Gaming, 9.875%, 10/15/2008	B	5,000,000	5,337,500
Argosy Gaming Co., 10.75%, 06/01/2009 p	B	6,375,000	6,877,031
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009 p	B	5,000,000	5,106,250
Hollywood Casino Corp., 11.25%, 05/01/2007	B	5,000,000	5,400,000
Intrawest Corp.:
9.75%, 08/15/2008	B+	2,000,000	2,020,000
10.50%, 02/01/2010 144A	B+	3,000,000	3,090,000
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009 p	B	5,550,000	5,168,437
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	BB-	5,000,000	5,275,000
Mohegan Tribal Gaming Authority, 8.75%, 01/01/2009 p	BB-	4,000,000	4,150,000
Station Casinos, Inc., 9.875%, 07/01/2010	B+	4,450,000	4,644,688
Tricon Global Restaurants, Inc., 8.875%, 04/15/2011	BB	4,000,000	3,990,000
Venetian Casino Resort, LLC, 12.25%, 11/15/2004 p	B-	5,650,000	6,045,500

			62,254,406

Household Durables – 3.1%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007 p	BB-	4,200,000	4,389,000
Sealy Mattress Co.:
9.875%, 12/15/2007 144A	B-	750,000	759,375
Ser. B, 9.875%, 12/15/2007 p	B-	1,000,000	1,012,500
Simmons Co., Ser. B, 10.25%, 03/15/2009	B-	6,000,000	5,880,000
Windmere Durable Holdings, Inc., 10.00%, 07/31/2008	B-	2,000,000	1,850,000

			13,890,875

Leisure Equipment & Products – 0.0%
Outboard Marine Corp., Ser. B, 10.75%, 06/01/2008 • p + ☐	D	3,600,000	36,000

Media – 8.4%
American Lawyer Media, Inc., Ser. B, 9.75%, 12/15/2007	B	5,000,000	4,587,500
Charter Communications Holdings, LLC:
8.625%, 04/01/2009 p	B+	4,000,000	3,910,000
10.75%, 10/01/2009	B+	2,500,000	2,712,500
Echostar Broadband Corp., 10.375%, 10/01/2007	B	3,600,000	3,735,000
Echostar DBS Corp., 9.375%, 02/01/2009	B+	1,400,000	1,438,500
Emmis Escrow Corp., Sr. Disc. Note, Step Bond, 0.00%, 03/15/2006 144A †	B-	8,400,000	4,788,000

EVERGREEN
High Yield Bond Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

CONSUMER DISCRETIONARY – continued

Media – continued
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2007 p	B	$4,200,000	$ 3,885,000
Six Flags, Inc., Sr. Disc. Note, Step Bond, 0.00%, 04/01/2003 † p	B	8,500,000	7,097,500
Young Broadcasting, Inc., 10.00%, 03/01/2011 144A	B	5,000,000	4,850,000

			37,004,000

Multi-line Retail – 0.1%

Ames Department Stores, Inc., 10.00%, 04/15/2006	CCC-	3,000,000	495,000

Specialty Retail – 2.1%
Elizabeth Arden, Inc., 11.75%, 02/01/2011	B+	4,000,000	4,230,000
Michaels Stores, Inc., 10.875%, 06/15/2006 p	BB	4,775,000	5,013,750

			9,243,750

CONSUMER STAPLES – 2.1%

Food & Drug Retailing – 1.9%
AFC Enterprises, Inc., 10.25%, 05/15/2007	B+	4,300,000	4,407,500
Foodmaker, Inc., 8.375%, 04/15/2008 p	BB-	4,000,000	3,865,000

			8,272,500

Food Products – 0.2%
Michael Foods Acquisition Corp., 11.75%, 04/01/2011 144A	B-	1,000,000	1,055,000

ENERGY – 8.9%

Energy Equipment & Services – 0.9%
Parker Drilling Co., Ser. D, 9.75%, 11/15/2006 p	B+	4,000,000	4,190,000

Oil & Gas – 8.0%
Benton Oil & Gas Co., 9.375%, 11/01/2007	B	4,000,000	2,435,000
Chesapeake Energy Corp., Ser. B, 9.625%, 05/01/2005 p	B+	5,025,000	5,508,656
Cross Timbers Oil Co., Ser. B:
8.75%, 11/01/2009 p	B+	1,120,000	1,178,800
9.25%, 04/01/2007	B+	3,000,000	3,187,500
EOTT Energy Partners, LP, 11.00%, 10/01/2009	BB	2,350,000	2,538,000
Giant Industries, Inc., 9.00%, 09/01/2007 p	B+	5,100,000	4,825,875
Gothic Production Corp., 11.125%, 05/01/2005	BB	1,000,000	1,117,500
Grant Prideco, Inc., 9.625%, 12/01/2007 144A	BB	2,500,000	2,650,000
HS Resources, Inc., 9.25%, 11/15/2006	B+	5,400,000	5,670,000
Nuevo Energy Co., Ser. B, 9.50%, 06/01/2008 p	B+	2,100,000	2,107,875
Pride Petroleum Services, Inc., 9.375%, 05/01/2007 p	BB	2,000,000	2,125,000
Tesoro Petroleum Corp., Ser. B, 9.00%, 07/01/2008	BB-	1,950,000	1,998,750

			35,342,956

EVERGREEN
High Yield Bond Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

FINANCIALS – 2.2%

Diversified Financials – 1.0%
Merrill Corp., Ser. B, 12.00%, 05/01/2009 p +	D	$3,000,000	$ 315,000
Ono Finance Plc, 14.00%, 02/15/2011 144A	CCC+	4,500,000	4,027,500

			4,342,500

Real Estate – 1.2%
Choctaw Resort Development Enterprise, 9.25%, 04/01/2009 144A	BB-	2,500,000	2,590,625
Meristar Hospitality Corp., 9.125%, 01/15/2011 144A	BB-	2,700,000	2,767,500

			5,358,125

HEALTH CARE – 7.7%

Health Care Providers & Services – 7.1%
Aetna Industries, Inc., 11.875%, 10/01/2006	NR	1,500,000	528,750
Columbia/HCA Healthcare Co., 7.00%, 07/01/2007	BB+	5,000,000	4,894,805
LifePoint Hospitals Holdings, Inc., Ser. B, 10.75%, 05/15/2009	B-	5,870,000	6,574,400
Magellan Health Services Inc., 9.00%, 02/15/2008	B-	5,000,000	4,712,500
Owens & Minor, Inc., 10.875%, 06/01/2006	B+	2,000,000	2,120,000
Tenet Healthcare Corp., Ser. B, 8.125%, 12/01/2008	BB-	6,500,000	6,776,250
Triad Hospitals Holdings, Inc., Ser. B, 11.00%, 05/15/2009	B-	5,500,000	6,063,750

			31,670,455

Pharmaceuticals – 0.6%
King Pharmaceuticals, Inc., 10.75%, 02/15/2009	B+	1,393,000	1,497,475
Pharmerica, Inc., 8.375%, 04/01/2008	B-	1,000,000	980,000

			2,477,475

INDUSTRIALS – 6.5%

Aerospace & Defense – 1.7%
BE Aerospace, Inc., 9.50%, 11/01/2008	B	4,850,000	5,019,750
Sequa Corp., 8.875%, 04/01/2008 144A	BB	2,500,000	2,537,500

			7,557,250

Commercial Services & Supplies – 1.9%
Affinity Group Holding, Inc., 11.00%, 04/01/2007	B	4,000,000	3,340,000
Allied Waste North America, Inc., Ser. B, 10.00%, 08/01/2009	B+	5,000,000	5,193,750

			8,533,750

Construction & Engineering – 0.9%
Transdigm, Inc., 10.375%, 12/01/2008	B-	4,000,000	3,905,000

Machinery – 2.0%
AGCO Corp., 9.50%, 05/01/2008 144A p	BB	4,160,000	4,160,000
Eagle-Picher Industries, 9.375%, 03/01/2008	B-	3,250,000	1,576,250

EVERGREEN
High Yield Bond Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

INDUSTRIALS – continued

Machinery – continued
Holley Performance Products, Inc., Ser. B, 12.25%, 09/15/2007	CCC+	$4,000,000	$ 1,700,000
Terex Corp., 10.375%, 04/01/2011 144A	B	1,500,000	1,537,500

			8,973,750

INFORMATION TECHNOLOGY – 1.5%

Semiconductor Equipment & Products – 1.5%
Amkor Tech, Inc., 9.25%, 02/15/2008 144A	BB-	3,709,000	3,542,095
Fairchild Semiconductor Corp., 10.125%, 03/15/2007	B	3,165,000	3,101,700

			6,643,795

MATERIALS – 6.5%

Chemicals – 1.4%
Lyondell Chemical Co., 10.875%, 05/01/2009 p	B+	6,000,000	6,120,000

Containers & Packaging – 3.3%
Four M Corp., Ser. B, 12.00%, 06/01/2006	B	4,000,000	3,900,000
Riverwood International Corp., 10.875%, 04/01/2008 p	CCC+	6,000,000	5,790,000
Stone Container Corp., 9.75%, 02/01/2011 144A	B	5,000,000	5,206,250

			14,896,250

Metals & Mining – 0.8%
Century Aluminum Co., 11.75%, 04/15/2008 144A	BB-	1,500,000	1,582,500
NSM Steel, Inc., 12.00%, 02/01/2006 • n	D	5,000,000	550,000
WHX Corp., 10.50%, 04/15/2005	B-	3,000,000	1,290,000

			3,422,500

Paper & Forest Products – 1.0%
Fibermark, Inc., 10.75%, 04/15/2011 144A	BB-	2,200,000	2,227,500
Tembec Industries, Inc., 8.50%, 02/01/2011 144A	BB+	2,000,000	2,065,000

			4,292,500

TELECOMMUNICATION SERVICES – 9.1%

Diversified Telecommunication Services – 4.2%
American Tower Corp., 9.375%, 02/01/2009 144A	B	2,000,000	2,005,000
Diamond Cable Communications, Sr. Disc. Note, Step Bond, 11.75%, 12/31/2010 †	B	1,500,000	1,335,000
Nextel International, Inc., 12.75%, 08/01/2010	B-	3,250,000	2,185,625
NTL Communications Corp., Sr. Disc. Note, Step Bond, 0.00%, 10/01/2003 † p	B	5,000,000	2,650,000
Powertel, Inc., Sr. Disc. Note, Step Bond, 12.00%, 02/01/2006 †	B	6,000,000	6,217,500

EVERGREEN
High Yield Bond Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

TELECOMMUNICATION SERVICES – continued

Diversified Telecommunication Services – continued
SBA Communications Corp., Sr. Disc. Note, Step Bond, 0.00%, 03/01/2003 †	B-	$4,775,000	$ 4,034,875
Startec Global Communications Corp., 12.00%, 05/15/2008 +	NA	1,980,000	188,100

			18,616,100

Wireless Telecommunications Services – 4.9%
Crown Castle International Corp., 10.75%, 08/01/2011	B	6,000,000	6,435,000
Price Communications Wireless, Inc., 11.75%, 07/15/2007 p	B-	7,000,000	7,630,000
Triton PCS, Inc., 9.375%, 02/01/2011 144A	CCC+	4,500,000	4,353,750
United Pan Europe Communication, Sr. Disc. Note, Step Bond, 0.00%, 11/01/2004 †	B	3,000,000	1,020,000
Voicestream Wireless Corp., 11.50%, 09/15/2009	NA	2,000,000	2,270,000

			21,708,750

UTILITIES – 1.9%

Electric Utilities – 1.5%
AES Corp., 9.375%, 09/15/2010	BB	5,000,000	5,212,500
AES Drax Energy Ltd., 11.50%, 08/30/2010 144A	BB-	1,500,000	1,650,000

			6,862,500

Gas Utilities – 0.4%
Western Gas Resources, Inc., 10.00%, 06/15/2009	BB-	1,500,000	1,616,250

Total Corporate Bonds (cost $350,723,106)			336,733,937

MORTGAGE-BACKED SECURITIES – 0.7%
FNMA, 8.00%, 06/01/2030 (cost $2,795,041)	AAA	2,831,317	2,930,599

YANKEE OBLIGATIONS-CORPORATE – 5.5%

CONSUMER DISCRETIONARY – 0.4%

Media – 0.4%
United Pan-Europe Communication, Sr. Disc. Note, Step Bond, 0.00%, 02/01/2005 †	B-	5,250,000	1,732,500

INFORMATION TECHNOLOGY – 0.3%

Electronic Equipment & Instruments – 0.3%
Rogers Cablesystems, Ltd., Ser. B, 10.00%, 03/15/2005	BB+	1,124,000	1,208,300

MATERIALS – 2.8%

Metals & Mining – 0.3%
Bulong Operation Property Ltd., 12.50%, 12/15/2008 • +	D	4,500,000	1,575,000

Paper & Forest Products – 2.5%
Doman Industries, Ltd., 12.00%, 07/01/2004	B+	3,700,000	3,792,500
Norampac, Inc., 9.50%, 02/01/2008	BB	3,600,000	3,762,000
Repap New Brunswick, Inc., 11.50%, 06/01/2004	BBB+	3,000,000	3,405,000

			10,959,500

EVERGREEN
High Yield Bond Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

YANKEE OBLIGATIONS-CORPORATE – continued

TELECOMMUNICATION SERVICES – 2.0%

Diversified Telecommunication Services – 2.0%
Alestra SA, 12.125%, 05/15/2006	BB-	$4,000,000	$ 3,480,000
Star Choice Communications, 13.00%, 12/15/2005	B+	5,000,000	5,350,000

			8,830,000

Total Yankee Obligations-Corporate (cost $27,973,295)			24,305,300

		Shares	Value

COMMON STOCKS – 0.2%

CONSUMER DISCRETIONARY – 0.1%

Hotels, Restaurants & Leisure – 0.1%
Gold River Hotel & Casino Corp., Class B * ☐		10,775,000	0
Isle of Capri Casinos, Inc. p *		66,514	607,938
Premier Cruise Line, Ltd. * +		370,294	0

			607,938

INDUSTRIALS – 0.0%

Commercial Services & Supplies – 0.0%
Decision One Corp. * ☐		331,000	0

INFORMATION TECHNOLOGY – 0.1%

Computers & Peripherals – 0.1%
Ampex Corp., Class A *		873,218	392,948

Total Common Stocks (cost $8,422,892)			1,000,886

CONVERTIBLE PREFERRED STOCKS – 0.6%

INFORMATION TECHNOLOGY – 0.2%

Computers & Peripherals – 0.2%
Ampex Corp. ☐		750	727,762

TELECOMMUNICATION SERVICES – 0.4%

Diversified Telecommunication Services – 0.4%
Global Crossing, Ltd. (exchangeable for Global Crossing, Ltd. Common Stock), 7.00%, 12/31/2049 144A		16,000	1,882,000

Total Convertible Preferred Stocks (cost $4,612,900)			2,609,762

PREFERRED STOCKS – 2.6%

CONSUMER DISCRETIONARY – 1.3%

Media – 1.3%
Adelphia Communications Corp., Ser. B		28,500	2,800,125
Primedia, Inc., Ser. F		20,000	1,645,000
Sinclair Capital		12,800	1,123,200

			5,568,325

EVERGREEN
High Yield Bond Fund
Schedule of Investments (continued)
April 30, 2001

	Shares	Value

PREFERRED STOCKS – continued

INFORMATION TECHNOLOGY – 1.3%

Computers & Peripherals – 1.3%
Ampex Corp. ☐	5,915	$ 5,723,591

Total Preferred Stocks (cost $11,971,178)		11,291,916

WARRANTS – 0.0%

CONSUMER DISCRETIONARY – 0.0%

Media – 0.0%
Metricom, Inc., Expiring 2/15/2010 * +	1,500	105

FINANCIALS – 0.0%

Diversified Financials – 0.0%
Asat Finance, LLC, Expiring 11/01/2006 *	4,000	102,000
Merrill Corp., Expiring 5/01/2009 * + ☐	3,000	30
Ono Finance Plc, Expiring 5/31/2009 144A * +	4,500	13,500

		115,530

TELECOMMUNICATION SERVICES – 0.0%

Diversified Telecommunication Services – 0.0%
Startec Global Communications, Expiring 5/15/2008 * +	2,000	20

Total Warrants (cost $607,869)		115,655

SHORT-TERM INVESTMENTS – 23.9%

MUTUAL FUND SHARES – 23.9%
Evergreen Select Money Market Fund ø	51,179,064	51,179,064
Navigator Prime Portfolio pp	54,802,043	54,802,043

Total Short-Term Investments (cost $105,981,107)		105,981,107

Total Investments – (cost $513,087,388) – 109.5%		484,969,162
Other Assets and Liabilities – (9.5%)		(41,995,084)

Net Assets – 100.0%		$442,974,078

See Combined Notes to Schedules of Investments.

EVERGREEN
Quality Income Fund
Schedule of Investments
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

ASSET-BACKED SECURITIES – 11.6%
Advanta Mortgage Loan Trust:
Ser. 1993-3, Class A-5, 5.55%, 01/25/2025	AAA	$ 598,168	$ 575,977
Ser. 1993-4, Class A-2, 5.55%, 03/25/2010	AAA	413,713	409,656
AFG Receivables Trust, Ser. 1997-B, Class C, 7.00%, 02/15/2003	BBB	152,470	153,328
Continental Airlines, Inc., Ser. 2000-2, Class B, 8.31%, 04/02/2018	AA-	2,000,000	2,093,310
Credit Suisse First Boston Mortgage Securities Corp., Ser. 1996-2, Class A-6, 7.18%, 02/25/2018	AAA	3,250,000	3,303,850
Equifax Credit Corp. Home Equity Loan Trust, Ser. 1994-1, Class B, 5.75%, 03/15/2009	AAA	669,235	672,742
Green Tree Finance Corp., Ser. 1999-A, Class A-5, 6.13%, 02/15/2019	AAA	3,869,069	3,914,425
PNC Student Loan Trust I, Ser. 1997-2, Class A-7, 6.73%, 01/25/2007	AAA	1,000,000	1,039,821
Saxon Asset Securities Trust, Ser. 1999-2, Class A-6, 6.42%, 03/25/2014	Aaa	2,500,000	2,500,222

Total Asset-Backed Securities (cost $14,363,263)			14,663,331

COLLATERALIZED MORTGAGE OBLIGATIONS – 28.7%
Bank America Mortgage Securities, Inc.:
Ser. 1998-3, Class 2 B-1, 6.50%, 07/25/2013	NR	379,038	371,190
Ser. 1998-3, Class 2-M, 6.50%, 07/25/2013	NR	585,151	575,586
Ser. 1999-3, Class B-1, 6.25%, 05/25/2014	NR	1,895,796	1,873,900
Ser. 1999-3, Class B-2, 6.25%, 05/25/2014	NR	885,314	875,089
Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2000-WF1, Class A-2, 7.78%, 02/15/2010	AAA	2,000,000	2,156,383
Chase Mortgage Finance Trust, Ser. 1993-L, Class 2-M, 7.00%, 10/25/2024	NR	2,550,335	2,548,002
DLJ Commercial Mortgage Corp., Ser. 2000-CKP1, Class A 1-B, 7.18%, 08/10/2010	Aaa	1,200,000	1,255,672
FHLMC, Ser. 1647, Class B, 6.50%, 11/15/2008	AAA	1,586,534	1,589,868
FNMA, 6.50%, 09/25/2008	AAA	2,335,000	2,368,824
GE Capital Mortgage Services, Inc.:
Ser. 1993-18, Class B-1, 6.00%, 02/25/2009 144A	NR	1,358,918	1,339,152
Ser. 1998-1, Class M, 6.75%, 01/25/2013	AA	643,862	642,597
Ser. 1998-11, Class 3-M, 6.50%, 06/25/2013	AA	1,014,830	999,765
Ser. 1999-H, Class A-7, 6.27%, 04/25/2029	Aaa	2,375,000	2,371,115
Morgan Stanley Dean Witter & Co.:
Ser. 2000, Class B, 7.58%, 01/15/2010	AA	1,000,000	1,063,588
Ser. 2001-TOP1, Class C, 7.00%, 02/15/2011	A	1,390,000	1,394,261
Nationsbanc Montgomery Funding, Ser. 1998-4, 6.25%, 10/25/2028	NR	2,523,168	2,335,104

EVERGREEN
Quality Income Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – continued
Norwest Asset Securities Corp.:
6.50%, 02/25/2028	AA	$1,620,777	$ 1,546,472
7.00%, 09/25/2011	AA+	1,490,643	1,512,057
Prudential Home Mortgage Securities:
Ser. 1993-18, Class M, 7.00%, 06/25/2023	AAA	1,214,860	1,213,846
Ser. 1995-5, Class B-1, 7.25%, 09/25/2025 144A	NR	1,365,572	1,372,420
Ser. 1995-5, Class M, 7.25%, 09/25/2025	AA+	2,407,958	2,404,118
Ser. 1995-7, Class M, 7.00%, 11/25/2025 144A	NR	3,476,496	3,454,785
Ser. 1996-4, Class B-1, 6.50%, 04/25/2026	A	1,091,439	1,062,576

Total Collateralized Mortgage Obligations (cost $35,801,035)			36,326,370

CORPORATE BONDS – 23.5%

CONSUMER DISCRETIONARY – 4.6%

Hotels, Restaurants & Leisure – 1.0%
Argosy Gaming Co., 10.75%, 06/01/2009	B	150,000	161,812
Aztar Corp., 8.875%, 05/15/2007	B+	150,000	153,187
Horseshoe Gaming Holdings, Ser. B, 8.625%, 05/15/2009	B+	150,000	151,125
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	B	150,000	139,688
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	BB-	150,000	158,250
MGM Mirage, Inc., 8.375%, 02/01/2011	BB+	150,000	152,063
Mohegan Tribal Gaming Authority, 8.75%, 01/01/2009	BB-	150,000	155,625
Prime Hospitality Corp., Ser. B, 9.75%, 04/01/2007	B+	150,000	153,375

			1,225,125

Household Durables – 0.2%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	140,000	146,300
MDC Holdings, Inc., 8.375%, 02/01/2008	BB	150,000	153,750

			300,050

Media – 3.3%
American Lawyer Media, Inc., Ser. B, 9.75%, 12/15/2007	B	150,000	137,625
American Media Operations, Inc., 10.25%, 05/01/2009	B-	150,000	156,375
Charter Communications, 8.625%, 04/01/2009	B+	150,000	146,625
Echostar DBS Corp., 9.375%, 02/01/2009	B+	150,000	154,125
Emmis Communications Corp., Ser. B, 8.125%, 03/15/2009	B-	150,000	144,750
Lamar Media Corp., 9.625%, 12/01/2006	B	150,000	157,875
Times Mirror Co., 7.45%, 10/15/2009	A	2,500,000	2,573,672
Viacom, Inc., 7.70%, 07/30/2010	A-	500,000	531,760
Young Broadcasting, Inc., 10.00%, 03/01/2011 144A	B	150,000	145,500

			4,148,307

Specialty Retail – 0.1%
Elizabeth Arden, Inc., 11.75%, 02/01/2011	B+	150,000	158,625

EVERGREEN
Quality Income Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

CONSUMER STAPLES – 0.5%

Food & Drug Retailing – 0.1%
AFC Enterprises, Inc., 10.25%, 05/15/2007	B+	$ 150,000	$ 153,750

Food Products – 0.4%
Archer Daniels Midland Co., 7.00%, 02/01/2031	A+	500,000	483,799

ENERGY – 1.4%

Energy Equipment & Services – 0.1%
Parker Drilling Co., Ser. D, 9.75%, 11/15/2006	B+	150,000	157,125

Oil & Gas – 1.3%
Alberta Energy Co., Ltd., 7.65%, 09/15/2010	BBB+	500,000	529,597
Chesapeake Energy Corp., Ser. B, 9.625%, 05/01/2005	B+	150,000	164,437
Cross Timbers Oil Co., Ser. B, 9.25%, 04/01/2007	B+	150,000	159,375
Nuevo Energy Co., Ser. B, 9.50%, 06/01/2008	B+	150,000	150,563
Ocean Energy, Inc., Ser. B, 8.375%, 07/01/2008	BB+	150,000	158,250
Pioneer Natural Resources Co., 9.625%, 04/01/2010	BB+	100,000	109,622
Pride Petroleum Services, Inc., 9.375%, 05/01/2007	BB	150,000	159,375
Vintage Petroleum, Inc., 9.00%, 12/15/2005	BB-	150,000	157,125

			1,588,344

FINANCIALS – 11.6%

Banks – 1.7%
NationsBank Corp., 7.80%, 09/15/2016	A	500,000	524,241
Wells Fargo & Co., 7.25%, 08/24/2005	A+	1,500,000	1,581,723

			2,105,964

Diversified Financials – 9.9%
Avis Rent-A-Car, Inc., 11.00%, 05/01/2009	BBB-	150,000	169,312
Barnett Capital I, 8.06%, 12/01/2026	A-	900,000	870,203
Citigroup, Inc., 7.25%, 10/01/2010	A+	1,500,000	1,561,405
Enterprise Rent-A-Car USA Finance Co., 7.95%, 12/15/2009 144A	BBB+	2,400,000	2,395,925
Ford Motor Credit Co., 7.375%, 10/28/2009	A	1,000,000	1,025,030
General Motors Acceptance Corp., 7.25%, 03/02/2011	A	400,000	405,782
Goldman Sachs Group, Inc., 6.875%, 01/15/2011	A+	2,000,000	1,990,064
John Deere Capital Corp., 8.625%, 08/01/2019	A	1,175,000	1,218,757
National Rural Utilities Coop. Finance, 5.70%, 01/15/2010	AA	3,130,000	2,942,911

			12,579,389

HEALTH CARE – 0.5%

Health Care Providers & Services – 0.5%
HCA – The Healthcare Co., 8.75%, 09/01/2010	BB+	150,000	162,168
Owens & Minor, Inc., 10.875%, 06/01/2006	B+	150,000	159,000

EVERGREEN
Quality Income Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

HEALTH CARE – continued

Health Care Providers & Services – continued
Tenet Healthcare Corp., Ser. B, 8.125%, 12/01/2008	BB-	$150,000	$ 156,375
Triad Hospitals, 8.75%, 05/01/2009 144A	B-	150,000	153,750

			631,293

INDUSTRIALS – 0.8%

Aerospace & Defense – 0.1%
Sequa Corp., 9.00%, 08/01/2009	BB	150,000	153,000

Air Freight & Couriers – 0.4%
Fedex Corp., 6.875%, 02/15/2006 144A	BBB	450,000	453,833

Building Products – 0.1%
American Standard, Inc., 7.375%, 02/01/2008	BB+	150,000	149,250

Commercial Services & Supplies – 0.1%
Allied Waste North America, Inc., Ser. B, 10.00%, 08/01/2009	B+	150,000	155,812

Machinery – 0.1%
AGCO Corp., 9.50%, 05/01/2008 144A	BB	150,000	150,000

MATERIALS – 0.7%

Chemicals – 0.1%
Lyondell Chemical Co., Ser. A, 9.625%, 05/01/2007	BB	150,000	155,625

Containers & Packaging – 0.5%
Container Corp. of America, Ser. A, 11.25%, 05/01/2004	B	150,000	151,313
Four M Corp., Ser. B, 12.00%, 06/01/2006	B	150,000	146,250
Packaging Corp. of America, Ser. B, 9.625%, 04/01/2009	BB-	150,000	162,000
Stone Container Corp., 9.75%, 02/01/2011 144A	B	150,000	156,187

			615,750

Metals & Mining – 0.1%
P&L Coal Holdings Corp., Ser. B, 9.625%, 05/15/2008	B	150,000	158,250

TELECOMMUNICATION SERVICES – 0.5%

Media – 0.2%
Mediacom, LLC, 9.50%, 01/15/2013 144A	B+	300,000	294,000

Wireless Telecommunications Services – 0.3%
Crown Castle International Corp., 9.00%, 05/15/2011	B	150,000	151,125
Price Communications Wireless, Inc., 11.75%, 07/15/2007	B-	150,000	163,500

			314,625

EVERGREEN
Quality Income Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

UTILITIES – 2.9%

Electric Utilities – 2.2%
AES Corp., 8.50%, 11/01/2007	B+	$ 150,000	$ 147,750
Calpine Corp., 7.75%, 04/15/2009	BB+	150,000	143,881
FPL Group Capital, Inc., 7.375%, 06/01/2009	A+	2,450,000	2,539,060

			2,830,691

Gas Utilities – 0.7%
Southern Natural Gas Co., 7.35%, 02/15/2031	BBB+	750,000	721,649
Western Gas Resources, Inc., 10.00%, 06/15/2009	BB-	100,000	107,750

			829,399

Total Corporate Bonds (cost $29,098,156)			29,792,006

MORTGAGE-BACKED SECURITIES – 15.8%
FHLMC, 6.50%, TBA	AAA	6,000,000	5,925,000
FNMA:
6.00%, 12/01/2013	AAA	2,646,621	2,603,357
7.00%, 12/01/2030	AAA	4,768,616	4,813,136
7.27%, 06/01/2040	AAA	1,712,092	1,762,127
7.50%, 05/01/2015	AAA	3,168,790	3,269,209
GNMA, 7.00%, 12/15/2008	AAA	1,579,143	1,634,159

Total Mortgage-Backed Securities (cost $19,821,813)			20,006,988

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 2.4%
FNMA:
5.50%, 02/15/2006	Aaa	2,000,000	2,008,060
7.25%, 05/15/2030	Aaa	925,000	1,019,646

Total U.S. Government & Agency Obligations (cost $2,971,119)			3,027,706

U.S. TREASURY OBLIGATIONS – 6.8%
U.S. Treasury Bonds:
6.125%, 08/15/2029	AAA	1,735,000	1,790,659
6.25%, 05/15/2030	AAA	4,650,000	4,906,480
U.S. Treasury Notes:
6.00%, 09/30/2002	AAA	375,000	384,190
6.75%, 05/15/2005	AAA	1,425,000	1,523,912

Total U.S. Treasury Obligations (cost $8,832,714)			8,605,241

YANKEE OBLIGATIONS-CORPORATE – 5.2%

ENERGY – 0.3%

Oil & Gas – 0.3%
Gulf Canada Resources, Ltd., 7.125%, 01/15/2011	BBB-	350,000	348,041

EVERGREEN
Quality Income Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

YANKEE OBLIGATIONS-CORPORATE – continued

FINANCIALS – 2.2%

Diversified Financials – 2.2%
Principal Financial Group, 8.20%, 08/15/2009 144A	A	$2,500,000	$ 2,677,478
Tembec Finance Corp., 9.875%, 09/30/2005	BB+	50,000	52,000

			2,729,478

INFORMATION TECHNOLOGY – 0.1%

Electronic Equipment & Instruments – 0.1%
Rogers Cablesystems, Ltd., Ser. B, 10.00%, 03/15/2005	BB+	150,000	161,250

MATERIALS – 0.3%

Paper & Forest Products – 0.3%
Norampac, Inc., 9.50%, 02/01/2008	BB	150,000	156,750
Repap New Brunswick, Inc., 11.50%, 06/01/2004	BBB+	150,000	170,250
Tembec Industries, Inc., 8.625%, 06/30/2009	BB+	100,000	103,500

			430,500

TELECOMMUNICATION SERVICES – 2.3%

Diversified Telecommunication Services – 1.9%
British Telecommunications Plc, 8.125%, 12/15/2010	A	750,000	786,067
Deutsche Telekom International, 8.00%, 06/15/2010	A-	1,000,000	1,024,864
Global Crossing Holdings, Ltd., 9.50%, 11/15/2009	BB	150,000	140,250
Telefonica Europe, 7.75%, 09/15/2010	A+	500,000	516,845

			2,468,026

Wireless Telecommunications Services – 0.4%
Microcell Telecommunications, Inc., Sr. Disc. Note, Step Bond, Ser. B, 0.00%, 06/01/2006 †	B3	420,000	354,900
Rogers Cantel, Inc., 8.80%, 10/01/2007	BB-	150,000	145,500

			500,400

Total Yankee Obligations – Corporate (cost $6,441,615)			6,637,695

YANKEE OBLIGATIONS – GOVERNMENT – 1.3%
Canada, 7.50%, 09/15/2029 (cost $1,501,041)	A+	1,500,000	1,603,905

SHORT-TERM INVESTMENTS – 8.6%

COMMERCIAL PAPER – 4.8%
Nisource Finance Corp. 5.55%, 05/14/2001		6,038,000	6,025,899

		Shares	Value

MUTUAL FUND SHARES – 3.8%
Evergreen Select Money Market Fund ø		4,786,709	4,786,709

Total Short-Term Investments (cost $10,812,608)			10,812,608

Total Investments – (cost $129,643,364) – 103.9%			131,475,850
Other Assets and Liabilities – (3.9%)			(4,905,850)

Net Assets – 100.0%			$126,570,000

See Combined Notes to Schedules of Investments.

EVERGREEN
Strategic Income Fund
Schedule of Investments
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – 30.5%

CONSUMER DISCRETIONARY – 11.5%

Auto Components – 0.8%
Advance Stores Co., Inc., Ser. B, 10.25%, 04/15/2008	B-	$ 2,000,000	$ 1,890,000

Hotels, Restaurants & Leisure – 5.7%
Anchor Gaming, 9.875%, 10/15/2008	B	875,000	934,062
Argosy Gaming Co., 10.75%, 06/01/2009	B	1,100,000	1,186,625
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009	B	1,100,000	1,123,375
Hollywood Casino Corp., 13.00%, 08/01/2006	B	1,500,000	1,638,750
Intrawest Corp., 10.50%, 02/01/2010 144A	B+	1,500,000	1,545,000
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	B	1,100,000	1,024,375
Mohegan Tribal Gaming Authority, 8.75%, 01/01/2009 p	BB-	1,100,000	1,141,250
Prime Hospitality Corp., Ser. B, 9.75%, 04/01/2007	B+	1,000,000	1,022,500
Tricon Global Restaurants, Inc., 8.875%, 04/15/2011	BB	1,000,000	997,500
Venetian Casino Resort, LLC, 12.25%, 11/15/2004 p	B-	2,000,000	2,140,000

			12,753,437

Household Durables – 1.8%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	1,800,000	1,881,000
Sealy Mattress Co., 9.875%, 12/15/2007 144A	B-	1,000,000	1,012,500
Simmons Co., Ser. B, 10.25%, 03/15/2009 p	B-	1,100,000	1,078,000

			3,971,500

Leisure Equipment & Products – 0.0%
Outboard Marine Corp., Ser. B, 10.75%, 06/01/2008 • p + ☐	D	1,425,000	14,250

Media – 3.1%
American Lawyer Media, Inc., Ser. B, 9.75%, 12/15/2007	B	1,100,000	1,009,250
Charter Communications Holdings, LLC:
8.625%, 04/01/2009	B+	1,000,000	977,500
10.75%, 10/01/2009	B+	1,000,000	1,085,000
Echostar Broadband Corp., 10.375%, 10/01/2007	B	1,800,000	1,867,500
Six Flags, Inc., Sr. Disc. Note, Step Bond, 0.00%, 04/01/2003 † p	B	1,285,000	1,072,975
Young Broadcasting, Inc., 10.00%, 03/01/2011 144A	B	1,000,000	970,000

			6,982,225

Multi-line Retail – 0.1%
Ames Department Stores, Inc., 10.00%, 04/15/2006	CCC-	1,500,000	247,500

CONSUMER STAPLES – 0.4%

Food & Drug Retailing – 0.4%
AFC Enterprises, Inc., 10.25%, 05/15/2007	B+	825,000	845,625

EVERGREEN
Strategic Income Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

ENERGY – 4.4%

Energy Equipment & Services – 0.6%
Dresser, Inc., 9.375%, 04/15/2011 144A	B	$ 750,000	$ 768,750
Parker Drilling Co., Ser. D, 9.75%, 11/15/2006	B+	500,000	523,750

			1,292,500

Oil & Gas – 3.8%
Benton Oil & Gas Co., 9.375%, 11/01/2007	B	1,750,000	1,065,312
Chesapeake Energy Corp., Ser. B, 9.625%, 05/01/2005 p	B+	1,100,000	1,205,875
Cross Timbers Oil Co., Ser. B, 9.25%, 04/01/2007	B+	800,000	850,000
Gothic Production Corp., 11.125%, 05/01/2005	BB	2,000,000	2,235,000
HS Resources, Inc., 9.25%, 11/15/2006	B+	1,100,000	1,155,000
Sesi, LLC, 8.875%, 05/15/2011 144A	BB-	1,000,000	1,008,327
Vintage Petroleum, Inc., 9.00%, 12/15/2005	BB-	950,000	995,125

			8,514,639

FINANCIALS – 0.1%

Diversified Financials – 0.1%
Merrill Corp., Ser. B, 12.00%, 05/01/2009 + •	D	2,000,000	210,000

HEALTH CARE – 3.3%

Health Care Providers & Services – 3.3%
HCA – The Healthcare Co., 8.75%, 09/01/2010	BB+	1,100,000	1,189,229
LifePoint Hospitals Holdings, Inc., Ser. B, 10.75%, 05/15/2009	B-	2,000,000	2,240,000
Manor Care, Inc., 8.00%, 03/01/2008 144A	BBB	1,500,000	1,530,000
Tenet Healthcare Corp., Ser. B, 8.125%, 12/01/2008	BB-	1,100,000	1,146,750
Triad Hospitals Holdings, Inc., Ser. B, 11.00%, 05/15/2009	B-	1,100,000	1,212,750

			7,318,729

INDUSTRIALS – 1.9%

Aerospace & Defense – 0.5%
BE Aerospace, Inc., 9.50%, 11/01/2008	B	1,050,000	1,086,750

Commercial Services & Supplies – 0.6%
Allied Waste North America, Inc., Ser. B, 10.00%, 08/01/2009	B+	1,250,000	1,298,438

Machinery – 0.8%
AGCO Corp., 9.50%, 05/01/2008 144A	BB	1,100,000	1,100,000
Holley Performance Products, Inc., Ser. B, 12.25%, 09/15/2007	CCC+	2,000,000	850,000

			1,950,000

EVERGREEN
Strategic Income Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

INFORMATION TECHNOLOGY – 0.6%

Semiconductor Equipment & Products – 0.6%
Amkor Tech, Inc., 9.25%, 02/15/2008 144A	BB-	$ 755,000	$ 721,025
Fairchild Semiconductor Corp., 10.125%, 03/15/2007	B	695,000	681,100

			1,402,125

MATERIALS – 4.2%

Chemicals – 1.9%
Huntsman ICI Chemicals, LLC, 10.125%, 07/01/2009	B	1,950,000	1,998,750
Lyondell Chemical Co., Ser. A, 9.625%, 05/01/2007	BB	1,100,000	1,141,250
PMD Group, Inc., 11.00%, 02/28/2011 144A	B	1,000,000	1,035,000

			4,175,000

Containers & Packaging – 1.8%
Riverwood International Corp., 10.875%, 04/01/2008	CCC+	2,000,000	1,930,000
Stone Container Finance Co., 11.50%, 08/15/2006 144A	B	2,000,000	2,092,500

			4,022,500

Metals & Mining – 0.1%
NSM Steel, Inc., 12.00%, 02/01/2006 • n	D	2,000,000	220,000

Paper & Forest Products – 0.4%
Fibermark, Inc., 10.75%, 04/15/2011 144A	BB-	1,000,000	1,012,500

TELECOMMUNICATION SERVICES – 3.0%

Diversified Telecommunication Services – 1.4%
American Tower Corp., 9.375%, 02/01/2009 144A	B	1,000,000	1,002,500
Nextel International, Inc., 12.75%, 08/01/2010	B-	1,670,000	1,123,075
NTL Communications Corp., Sr. Disc. Note, Step Bond, 0.00%, 10/01/2003 †	B	1,100,000	583,000
SBA Communications Corp., Sr. Disc. Note, Step Bond, 0.00%, 03/01/2003 †	B-	600,000	507,000

			3,215,575

Wireless Telecommunications Services – 1.6%
Crown Castle International Corp., 10.75%, 08/01/2011	B	1,100,000	1,179,750
Price Communications Wireless, Inc., 11.75%, 07/15/2007 p	B-	1,150,000	1,253,500
Triton PCS, Inc., 9.375%, 02/01/2011 144A	CCC+	1,100,000	1,064,250

			3,497,500

UTILITIES – 1.1%

Electric Utilities – 1.1%
Tucson Electric Power Co., Ser. B, 10.21%, 01/01/2009	BBB-	2,218,808	2,351,937

Total Corporate Bonds (cost $73,294,529)			68,272,730

EVERGREEN
Strategic Income Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) – 7.6%

FINANCIALS – 7.6%

Banks – 2.4%
European Investment Bank, 4.625%, 02/26/2003, JPY	AAA	$618,000,000	$ 5,409,782

Diversified Financials – 5.2%
Ono Finance Plc, 14.00%, 02/15/2011, EUR 144A	CCC+	2,000,000	1,481,707
PTC International Finance, 11.25%, 12/01/2009, EUR	B+	2,000,000	1,806,707
Realkredit Danmark, 5.00%, 10/01/2029, DKK	Aa1	77,176,748	8,308,774

			11,597,188

Total Foreign Bonds – Corporate (cost $18,239,999)			17,006,970

FOREIGN BONDS – GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) – 24.0%
Australia, 6.50%, 05/15/2013, AUD	AAA	14,995,000	8,281,487
Canada, 6.00%, 09/01/2005, CAD	AA+	7,000,000	4,666,667
Germany:
5.25%, 07/04/2010, EUR	Aaa	16,575,000	14,985,587
6.50%, 10/14/2005, EUR	AAA	5,000,000	4,737,028
New Zealand, 7.00%, 07/15/2009, NZD	AAA	17,750,000	7,577,947
Republic of Ireland, 4.60%, 04/18/2016, EUR	AA+	10,800,000	8,676,773
United Kingdom, 7.00%, 06/07/2002, GBP	AAA	3,295,000	4,810,126

Total Foreign Bonds – Government (cost $57,946,124)			53,735,615

MORTGAGE-BACKED SECURITIES – 2.3%
FHLMC, 8.25%, 04/01/2022	AAA	1,222,742	1,258,849
FNMA:
6.50%, 04/01/2030	AAA	3,096,085	3,069,550
7.86%, 09/01/2021	AAA	870,436	896,959

Total Mortgage-Backed Securities (cost $5,024,863)			5,225,358

U.S. TREASURY OBLIGATIONS – 13.7%
U.S. Treasury Bonds, 6.25%, 05/15/2030	AAA	3,546,000	3,741,587
U.S. Treasury Notes:
6.00%, 09/30/2002	AAA	16,625,000	17,032,412
6.50%, 02/15/2010	AAA	9,320,000	10,041,694

Total U.S. Treasury Obligations (cost $30,369,064)			30,815,693

YANKEE OBLIGATIONS – CORPORATE – 4.6%

CONSUMER DISCRETIONARY – 0.3%

Media – 0.3%
United Pan-Europe Communication, Sr. Disc. Note, Step Bond, 0.00%, 02/01/2005 †	B-	1,750,000	577,500

EVERGREEN
Strategic Income Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE – continued

FINANCIALS – 0.3%

Diversified Financials – 0.3%
PTC International Finance, Inc., Sr. Disc. Note, Step Bond, 0.00%, 07/01/2002 †	B+	$ 800,000	$ 634,000

MATERIALS – 3.6%

Metals & Mining – 0.3%
Bulong Operation Property, Ltd., 12.50%, 12/15/2008 • +	D	2,000,000	700,000

Paper & Forest Products – 3.3%
Doman Industries, Ltd., 12.00%, 07/01/2004	B+	1,100,000	1,127,500
Grupo Industrial Durango SA, 12.625%, 08/01/2003 p	BB-	2,000,000	2,000,000
Norampac, Inc., 9.50%, 02/01/2008	BB	1,000,000	1,045,000
Repap New Brunswick, Inc., 11.50%, 06/01/2004 p	BBB+	2,900,000	3,291,500

			7,464,000

TELECOMMUNICATION SERVICES – 0.4%

Diversified Telecommunication Services – 0.4%
Alestra SA, 12.125%, 05/15/2006	BB-	1,000,000	870,000

Total Yankee Obligations – Corporate (cost $11,850,689)			10,245,500

YANKEE OBLIGATIONS – GOVERNMENT – 2.8%
Poland, 8.50%, 02/12/2006	NA	9,110,000	1,951,897
Qatar, 9.75%, 06/15/2030 144A	BBB+	4,000,000	4,290,000

Total Yankee Obligations – Government (cost $5,877,430)			6,241,897

		Shares	Value

COMMON STOCKS – 0.0%

CONSUMER DISCRETIONARY – 0.0%

Hotels, Restaurants & Leisure – 0.0%
Premier Cruise Line, Ltd. * +		74,059	0

INFORMATION TECHNOLOGY – 0.0%

Computers & Peripherals – 0.0%
Ampex Corp., Class A *		62,652	28,193

Total Common Stocks (cost $1,053,787)			28,193

CONVERTIBLE PREFERRED STOCKS – 0.4%

TELECOMMUNICATION SERVICES – 0.4%

Diversified Telecommunication Services – 0.4%
Global Crossing, Ltd. (exchangeable for Global Crossing, Ltd. Common Stock), 7.00%, 12/31/2049 144A (cost $2,000,000)		8,000	941,000

EVERGREEN
Strategic Income Fund
Schedule of Investments (continued)
April 30, 2001

	Shares	Value

PREFERRED STOCKS – 0.3%

INFORMATION TECHNOLOGY – 0.3%

Computers & Peripherals – 0.3%
Ampex Corp. (cost $495,664) ☐	520	$ 503,173

WARRANTS – 0.0%

FINANCIALS – 0.0%

Diversified Financials – 0.0%
Merrill Corp., Expiring 5/01/2009 * + ☐	2,000	20
Ono Finance Plc, Expiring 5/31/2009 * Δ	2,000	6,000

Total Warrants (cost $24,388)		6,020

SHORT-TERM INVESTMENTS – 18.0%

MUTUAL FUND SHARES – 18.0%
Evergreen Select Money Market Fund ø	31,285,338	31,285,338
Navigator Prime Portfolio þþ	9,064,423	9,064,423

Total Short-Term Investments (cost $40,349,761)		40,349,761

Total Investments – (cost $246,526,298) – 104.2%		233,371,910
Other Assets and Liabilities – (4.2%)		(9,471,916)

Net Assets – 100.0%		$223,899,994

See Combined Notes to Schedules of Investments.

EVERGREEN
U.S. Government Fund
Schedule of Investments
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – 15.7%

CONSUMER DISCRETIONARY – 1.4%

Media – 0.9%
Comcast Cable Communications, 6.20%, 11/15/2008	BBB	$ 2,200,000	$ 2,126,023
Time Warner Entertainment Co., LP, 7.25%, 09/01/2008	BBB+	2,000,000	2,076,064

			4,202,087

Multi-line Retail – 0.5%
Wal-Mart Stores, Inc., 6.875%, 08/10/2009	AA	2,000,000	2,080,452

CONSUMER STAPLES – 2.1%

Beverages – 2.1%
Coca Cola Enterprises, Inc., 6.95%, 11/15/2026	A	4,000,000	3,897,224
Diageo Capital Plc, 6.125%, 08/15/2005	A+	2,000,000	2,011,944
Pepsi Bottling Holdings, Inc., 5.375%, 02/17/2004 144A	A	3,500,000	3,516,611

			9,425,779

ENERGY – 1.1%

Oil & Gas – 1.1%
Conoco, Inc., 6.95%, 04/15/2029	A-	4,975,000	4,860,276

FINANCIALS – 5.2%

Banks – 2.7%
Fleet National Bank, 5.75%, 01/15/2009	A	5,000,000	4,760,905
Society National Bank, 6.75%, 06/15/2003	A-	7,000,000	7,162,624

			11,923,529

Diversified Financials – 2.5%
Ford Motor Credit Co., 6.50%, 02/28/2002	A	2,000,000	2,028,958
General Motors Acceptance Corp., 7.25%, 03/02/2011	A	2,000,000	2,028,912
Goldman Sachs Group, Inc., 7.80%, 01/28/2010	A+	2,000,000	2,110,494
Household Finance Corp., 8.25%, 02/15/2005	A	2,000,000	2,145,438
Williams Holdings Delaware, Inc., 6.125%, 12/01/2003	BBB-	3,000,000	3,038,772

			11,352,574

INDUSTRIALS – 3.3%

Aerospace & Defense – 1.6%
Boeing Capital Corp., 6.10%, 03/01/2011	AA-	5,000,000	4,904,930
Lockheed Martin Corp., 7.25%, 05/15/2006	BBB-	2,000,000	2,082,460

			6,987,390

Airlines – 0.8%
Continental Airlines, Passthru Certs., Ser. 1999-1, Class C, 6.95%, 02/02/2011	A-	3,502,804	3,521,666

Road & Rail – 0.9%
Union Pacific Corp., 6.625%, 02/01/2008	BBB-	4,250,000	4,261,318

EVERGREEN
U.S. Government Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

INFORMATION TECHNOLOGY – 0.6%

Computers & Peripherals – 0.6%
International Business Machines Corp., 6.50%, 01/15/2028	A+	$ 2,850,000	$ 2,600,511

MATERIALS – 0.6%

Food Products – 0.6%
Archer Daniels Midland Co., 7.50%, 03/15/2027	A+	2,785,000	2,881,726

TELECOMMUNICATION SERVICES – 0.9%

Diversified Telecommunication Services – 0.9%
Verizon Communications, 6.94%, 04/15/2028	A+	4,500,000	4,182,300

UTILITIES – 0.5%

Gas Utilities – 0.5%
Coastal Corp., 7.625%, 09/01/2008	BBB	2,000,000	2,086,106

Total Corporate Bonds (cost $70,457,405)			70,365,714

MORTGAGE-BACKED SECURITIES – 48.8%
FHLMC:
6.00%, 02/01/2029	AAA	8,985,911	8,712,582
6.50%, 09/01/2008-02/01/2029	AAA	33,024,725	33,033,353
7.00%, 02/01/2028-07/01/2028	AAA	21,288,542	21,561,808
7.36%, 06/05/2007	Aaa	8,500,000	8,748,540
7.50%, 05/01/2027-08/01/2028	AAA	15,838,585	16,208,284
9.00%, 01/01/2017	AAA	1,318,813	1,411,177
9.50%, 09/01/2020	AAA	405,677	438,309
10.00%, 12/01/2019-08/01/2021	AAA	516,886	564,058
10.50%, 12/01/2019	AAA	908,738	1,006,549
FNMA:
6.00%, 02/01/2008-06/01/2014	AAA	9,291,121	9,258,080
6.16%, 03/01/2006	AAA	3,906,483	3,969,539
6.24%, 04/01/2011 ☐	AAA	5,000,000	5,032,812
6.37%, 03/01/2006	AAA	3,822,462	3,892,765
6.40%, 12/01/2007	AAA	3,500,000	3,569,910
6.44%, 02/01/2011 ☐	AAA	7,586,030	7,642,925
6.50%, 01/01/2024	AAA	2,747,722	2,719,844
6.73%, 08/01/2009	AAA	4,948,165	5,100,219
6.90%, 12/01/2010	AAA	3,191,328	3,253,160
7.00%, 04/01/2011-11/01/2026	AAA	27,522,235	28,033,294
7.50%, 07/01/2023-05/01/2027	AAA	7,852,980	8,031,430
9.50%, 06/01/2022	AAA	539,703	564,167
11.00%, 01/01/2016	AAA	455,118	504,320
GNMA:
6.00%, 02/20/2028-02/20/2029	AAA	13,788,845	13,377,843
6.50%, 10/15/2025-05/20/2028	AAA	11,794,040	11,723,449
7.00%, 12/15/2022-03/15/2028	AAA	12,317,248	12,474,453
7.50%, 02/15/2022-08/15/2023	AAA	5,649,287	5,796,634

EVERGREEN
U.S. Government Fund
Schedule of Investments (continued)
April 30, 2001

	Credit Rating ∧	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – continued

GNMA: – continued
8.00%, 09/15/2009	AAA	$ 140,129	$ 146,445
8.50%, 02/15/2023	AAA	111,610	116,425
9.50%, 01/15/2019-02/15/2021	AAA	1,385,778	1,452,498
10.00%, 12/15/2018	AAA	290,284	304,125

Total Mortgage-Backed Securities (cost $217,735,788)			218,648,997

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 12.4%
FFCB, 6.625%, 02/01/2002	Aaa	10,000,000	10,167,740
FHLMC:
5.25%, 01/15/2006	Aaa	25,000,000	24,849,175
5.625%, 03/15/2011	Aaa	14,000,000	13,558,090
FNMA:
6.625%, 11/15/2030	Aaa	5,000,000	5,072,725
7.50%, 02/11/2002	Aaa	2,000,000	2,048,010

Total U.S. Government & Agency Obligations (cost $56,420,884)			55,695,740

U.S. TREASURY OBLIGATIONS – 14.3%
U.S. Treasury Bonds:
8.50%, 02/15/2020	AAA	11,100,000	14,361,713
8.875%, 08/15/2017-02/15/2019	AAA	18,310,000	24,186,568
9.25%, 02/15/2016	AAA	1,150,000	1,542,258
U.S. Treasury Notes:
6.625%, 05/15/2007	AAA	9,750,000	10,514,468
7.875%, 11/15/2004	AAA	12,400,000	13,641,947

Total U.S. Treasury Obligations (cost $62,026,330)			64,246,954

YANKEE OBLIGATIONS – CORPORATE – 1.1%

ENERGY – 0.6%

Oil & Gas – 0.6%
Norcen Energy Resources, Ltd., 7.375%, 05/15/2006	BBB+	2,685,000	2,818,128

FINANCIALS – 0.5%

Diversified Financials – 0.5%
CIT Holdings, LLC, 7.125%, 12/17/2003	A+	2,000,000	2,046,822

Total Yankee Obligations – Corporate (cost $4,675,901)			4,864,950

		Shares	Value

SHORT-TERM INVESTMENTS – 6.4%

MUTUAL FUND SHARES – 6.4%
Evergreen Select Money Market Fund ø (cost 28,934,405)		28,934,405	28,934,405

Total Investments – (cost $440,250,713) – 98.7%			442,756,760
Other Assets and Liabilities – 1.3%			5,656,194

Net Assets – 100.0%			$ 448,412,954

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments
April 30, 2001

Symbol
Description

144A
Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

+
Security is deemed illiquid and is valued using market quotations where readily available. In the absence of market quotations, the security is valued based upon its fair value determined under procedures approved by the Board of Trustees.

n
Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be illiquid under guidelines established by the Board of Trustees.

¤
Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.

*	Non-income producing security.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
ø	The advisor of the Fund and the advisor of the money market fund are each a division of First Union National Bank.
†
Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

p	All or a portion of this security is on loan.
pp	Represents investment of cash collateral received for securities on loan.
∧	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
☐	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

Summary of Abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Eurodollar
FFCA	Federal Farm Credit Association
FFCB	Federal Farm Credit Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	United Kingdom Pound Sterling
GNMA	Government National Mortgage Association
JPY	Japanese Yen
MTN	Medium Term Note
NZD	New Zealand Dollar
REIT	Real Estate Investment Trust
STRIPS	Separately Traded Registered Interest and Principal Securities
TBA	To Be Announced

See Combined Notes to Financial Statements.

EVERGREEN
Intermediate and Long Term Bond Funds
Statements of Assets and Liabilities
April 30, 2001

	Diversified Bond Fund	High Yield Fund	Quality Income Fund	Strategic Income Fund	U.S. Government Fund

Assets

Identified cost of securities	$335,480,751	$513,087,388	$129,643,364	$246,526,298	$440,250,713

Net unrealized gains or losses on securities	323,291	(28,118,226)	1,832,486	(13,154,388)	2,506,047

Market value of securities	335,804,042	484,969,162	131,475,850	233,371,910	442,756,760

Receivable for securities sold	1,372,500	3,019,500	5,964,630	640,500	0

Principal paydown receivable	1,262	0	0	38,987	1,832

Receivable for Fund shares sold	0	806,946	187,226	950,278	2,186,290

Dividends and interest receivable	6,196,180	10,713,248	1,381,285	4,815,654	4,977,988

Receivable for closed forward foreign currency exchange contracts	0	0	0	620,936	0

Receivable from investment advisor	0	0	25,595	14,364	0

Prepaid expenses and other assets	234,282	371,578	36,284	67,743	99,248

Total assets	343,608,266	499,880,434	139,070,870	240,520,372	450,022,118

Liabilities

Distributions payable	722,846	1,595,465	202,347	542,505	401,532

Payable for securities purchased	0	0	11,936,615	6,469,777	0

Payable for Fund shares redeemed	1,029,686	387,626	269,855	324,008	1,121,705

Unrealized losses on forward foreign currency exchange contracts	0	0	0	179,598	0

Payable for securities on loan	0	54,802,043	0	9,064,423	0

Advisory fee payable	7,486	10,996	0	0	5,149

Distribution Plan expenses payable	2,890	5,303	2,183	3,569	2,842

Due to other related parties	937	1,202	347	612	1,226

Accrued expenses and other liabilities	122,040	103,721	89,523	35,886	76,710

Total liabilities	1,885,885	56,906,356	12,500,870	16,620,378	1,609,164

Net assets	$341,722,381	$442,974,078	$126,570,000	$223,899,994	$448,412,954

Net assets represented by

Paid-in capital	$425,876,135	$748,707,331	$151,654,582	$321,450,349	$494,123,348

Overdistributed net investment income	(701,289)	(1,625,613)	(202,863)	(378,245)	(157,187)

Accumulated net realized losses on securities and foreign currency related transactions	(83,775,756)	(275,989,414)	(26,714,205)	(83,797,194)	(48,059,254)

Net unrealized gains and losses on securities and foreign currency related transactions	323,291	(28,118,226)	1,832,486	(13,374,916)	2,506,047

Total net assets	$341,722,381	$442,974,078	$126,570,000	$223,899,994	$448,412,954

Net assets consists of

Class A	$314,273,593	$322,329,820	$ 62,604,260	$122,222,669	$108,072,628

Class B	23,391,874	33,843,901	1,645,005	83,346,904	65,533,061

Class C	3,076,994	80,753,444	62,266,881	16,746,307	11,188,095

Class I*	979,920	6,046,913	53,854	1,584,114	263,619,170

Total net assets	$341,722,381	$442,974,078	$126,570,000	$223,899,994	$448,412,954

Shares outstanding

Class A	21,626,109	95,105,622	5,007,010	21,306,608	11,264,066

Class B	1,609,657	9,985,768	131,572	14,486,594	6,830,673

Class C	211,737	23,826,478	4,979,999	2,914,769	1,166,128

Class I*	67,432	1,784,212	4,155	280,565	27,477,213

Net asset value per share

Class A	$ 14.53	$ 3.39	$ 12.50	$ 5.74	$ 9.59

Class A—Offering price (based on sales charge of 4.75%)	$ 15.25	$ 3.56	$ 13.12	$ 6.03	$ 10.07

Class B	$ 14.53	$ 3.39	$ 12.50	$ 5.75	$ 9.59

Class C	$ 14.53	$ 3.39	$ 12.50	$ 5.75	$ 9.59

Class I*	$ 14.53	$ 3.39	$ 12.96	$ 5.65	$ 9.59

*	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Intermediate and Long Term Bond Funds
Statements of Operations
Year Ended April 30, 2001

	Diversified Bond	High Yield Fund	Quality Income Fund	Strategic Income Fund	U.S. Government Fund

Investment income

Interest (net of foreign witholding taxes of $0, $0, $0, $24,138 and $0, respectively)	$27,614,944	$43,729,647	$ 9,615,816	$20,565,345	$27,861,154

Dividends (net of foreign withholding taxes of $0, $107, $0, $0 and $0, respectively)	0	1,181,646	0	105,000	0

Total investment income	27,614,944	44,911,293	9,615,816	20,670,345	27,861,154

Expenses

Advisory fee	1,768,095	2,287,063	800,308	1,285,874	1,742,770

Distribution Plan expenses	1,049,789	1,724,361	842,860	1,380,754	1,048,196

Administrative services fees	350,882	423,224	133,385	231,830	414,945

Transfer agent fee	753,025	1,153,682	319,885	540,810	641,165

Trustees’ fees and expenses	7,099	8,416	2,703	4,699	8,234

Printing and postage expenses	51,250	64,424	25,025	45,707	54,524

Custodian fee	102,877	119,221	67,147	111,955	112,211

Registration and filing fees	64,796	90,912	40,389	31,826	80,772

Professional fees	17,314	22,892	21,142	20,330	19,001

Interest expense	8,532	1,156	85,566	20,114	0

Other	19,249	62,339	27,014	8,922	49,517

Total expenses	4,192,908	5,957,690	2,365,424	3,682,821	4,171,335

Less: Expense reductions	(17,624)	(47,853)	(8,178)	(27,442)	(18,270)

Fee waivers	0	0	(350,240)	(864,639)	0

Net expenses	4,175,284	5,909,837	2,007,006	2,790,740	4,153,065

Net investment income	23,439,660	39,001,456	7,608,810	17,879,605	23,708,089

Net realized and unrealized gains or losses on securities and foreign currency related transactions

Net realized gains or losses on:

Securities	(6,389,620)	(50,080,380)	(2,780,873)	(19,960,431)	230,174

Foreign currency related transactions	(371,033)	(353)	0	1,199,479	0

Net realized gains or losses on securities and foreign currency related transactions	(6,760,653)	(50,080,733)	(2,780,873)	(18,760,952)	230,174

Net change in unrealized gains or losses on securities and foreign currency related transactions	12,803,584	8,625,507	8,805,178	4,368,765	18,851,797

Net realized and unrealized gains or losses on securities and foreign currency related transactions	6,042,931	(41,455,226)	6,024,305	(14,392,187)	19,081,971

Net increase (decrease) in net assets resulting from operations	$29,482,591	$ (2,453,770)	$13,633,115	$ 3,487,418	$42,790,060

See Combined Notes to Financial Statements.

EVERGREEN
Intermediate and Long Term Bond Funds
Statements of Changes in Net Assets
Year Ended April 30, 2001

	Diversified Bond	High Yield Fund	Quality Income Fund	Strategic Income Fund	U.S. Government Fund

Operations

Net investment income	$ 23,439,660	$ 39,001,456	$ 7,608,810	$ 17,879,605	$ 23,708,089

Net realized gains or losses on securities and foreign currency related transactions	(6,760,653)	(50,080,733)	(2,780,873)	(18,760,952)	230,174

Net change in unrealized gains or losses on securities and foreign currency related transactions	12,803,584	8,625,507	8,805,178	4,368,765	18,851,797

Net increase (decrease) in net assets resulting from operations	29,482,591	(2,453,770)	13,633,115	3,487,418	42,790,060

Distributions to shareholders from

Net investment income

Class A	(22,003,869)	(30,744,039)	(3,706,910)	(8,237,028)	(5,358,733)

Class B	(1,307,946)	(2,508,892)	(37,531)	(5,714,582)	(3,788,531)

Class C	(82,723)	(5,418,635)	(3,300,281)	(872,348)	(286,207)

Class I*	(64,509)	(584,337)	(170)	(157,495)	(14,369,557)

Tax basis return of capital

Class A	0	0	(281,676)	(2,119,339)	0

Class B	0	0	(7,401)	(1,445,234)	0

Class C	0	0	(280,158)	(290,381)	0

Class I*	0	0	(242)	(27,469)	0

Total distributions to shareholders	(23,459,047)	(39,255,903)	(7,614,369)	(18,863,876)	(23,803,028)

Capital share transactions

Proceeds from shares sold	21,929,148	144,222,766	14,972,359	43,341,098	147,739,505

Net asset value of shares issued in reinvestment of distributions	13,739,984	20,344,496	5,258,892	11,457,097	18,044,708

Payment for shares redeemed	(67,447,935)	(192,729,793)	(47,657,584)	(65,557,945)	(146,303,197)

Net asset value of shares issued in acquisition	0	183,717,163	0	0	0

Net increase (decrease) in net assets resulting from capital share transactions	(31,778,803)	155,554,632	(27,426,333)	(10,759,750)	19,481,016

Total increase (decrease) in net assets	(25,755,259)	113,844,959	(21,407,587)	(26,136,208)	38,468,048

Net assets

Beginning of period	367,477,640	329,129,119	147,977,587	250,036,202	409,944,906

End of period	$341,722,381	$442,974,078	$126,570,000	$223,899,994	$448,412,954

Overdistributed net investment income	$ (701,289)	$ (1,625,613)	$ (202,863)	$ (378,245)	$ (157,187)

*	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Intermediate and Long Term Bond Funds
Statements of Changes in Net Assets
Year Ended April 30, 2000

	Diversified Bond Fund	High Yield Fund	Quality Income Fund (a)		Strategic Income Fund	U.S. Government Fund

Operations

Net investment income	$ 27,780,463	$ 31,087,378	$ 6,189,486		$ 22,636,914	$ 25,433,607

Net realized gains or losses on securities and foreign currency related transactions	(18,821,503)	(8,969,981)	(5,271,430)		(20,937,789)	(4,097,300)

Net change in unrealized losses on securities and foreign currency related transactions	(15,642,492)	(20,452,438)	(1,369,537)		(6,814,154)	(17,043,503)

Net increase (decrease) in net assets resulting from operations	(6,683,532)	1,664,959	(451,481)		(5,115,029)	4,292,804

Distributions to shareholders from

Net investment income

Class A	(26,704,956)	(26,602,486)	(3,273,056)		(11,195,138)	(5,006,277)

Class B	(2,149,481)	(3,139,015)	(6,996)		(8,052,987)	(5,358,379)

Class C	(39,330)	(157,367)	(2,651,977	)(b)	(1,043,128)	(265,314)

Class I *	(137,130)	(415,631)	(39)		(104,875)	(14,786,473)
Tax basis return of capital

Class A	0	(2,226,050)	(208,907)		(1,869,096)	0

Class B	0	(262,668)	(447)		(1,344,495)	0

Class C	0	(13,168)	(169,266	)(b)	(174,156)	0

Class I *	0	(34,779)	(2)		(17,509)	0

Total distributions to shareholders	(29,030,897)	(32,851,164)	(6,310,690)		(23,801,384)	(25,416,443)

Capital share transactions

Proceeds from shares sold	17,572,233	132,551,100	58,056,307		76,866,055	103,805,468

Net asset value of shares issued in reinvestment of distributions	16,881,832	17,577,277	3,944,826		14,889,465	18,664,226

Payment for shares redeemed	(123,241,579)	(197,257,194)	(108,459,191)		(113,575,291)	(225,076,407)

Net asset value of shares issued in acquisition	0	0	0		0	134,184,956

Net increase (decrease) in net assets resulting from capital share transactions	(88,787,514)	(47,128,817)	(46,458,058)		(21,819,771)	31,578,243

Total increase (decrease) in net assets	(124,501,943)	(78,315,022)	(53,220,229)		(50,736,184)	10,454,604

Net assets

Beginning of period	491,979,583	407,444,141	201,197,816		300,772,386	399,490,302

End of period	367,477,640	329,129,119	147,977,587		250,036,202	409,944,906

Overdistributed net investment income	(1,016,291)	(1,094,467)	(763,354)		(4,168,259)	(130,293)

(a)	For the seven months ended April 30, 2000. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2000.
(b)	Effective October 18, 1999, Class B shares of Mentor Quality Income Portfolio were redesignated as Class C shares of Evergreen Quality Income Fund.
*	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Intermediate and Long Term Bond Funds
Statement of Changes in Net Assets
Year Ended September 30, 1999

Quality Income Fund

Operations

Net investment income	$ 12,215,043

Net realized losses on securities and futures contracts	(4,889,349)

Net change in unrealized gains or losses on securities and futures contracts	(14,077,222)

Net decrease in net assets resulting from operations	(6,751,528)

Distributions to shareholders from

Net investment income

Class A	(6,334,342)

Class B	0

Class C (a)	(6,056,792)

Class I *	(19)

Total distributions to shareholders	(12,391,153)

Capital share transactions

Proceeds from shares sold	111,477,462

Net asset value of shares issued in reinvestment of distributions	8,117,826

Payment for shares redeemed	(106,436,056)

Net increase in net assets resulting from capital share transactions	13,159,232

Total decrease in net assets	(5,983,449)

Net assets

Beginning of period	207,181,265

End of period	$201,197,816

Overdistributed net investment income	$ (972,239)

(a)	Effective October 18, 1999, Class B shares of Mentor Quality Income Portfolio were redesignated as Class C shares of Evergreen Quality Income Fund.
*	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Intermediate and Long Term Bond Funds consist of Evergreen Diversified Bond Fund (“Diversified Bond Fund”), Evergreen High Yield Bond Fund (“High Yield Fund”), Evergreen Quality Income Fund (“Quality Income Fund”), Evergreen Strategic Income Fund (“Strategic Income Fund”) and Evergreen U.S. Government Fund (“U.S. Government Fund”), (collectively, the “Funds”). Each Fund is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and Institutional (“Class I”) classes of shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Class I. This did not change the fee and expense structure of the Class Y shareholders or their rights and privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments
Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securites are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Reverse Repurchase Agreements
To obtain short-term financing, the Funds may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

C. Foreign Currency Translation
All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

D. Forward Foreign Currency Exchange Contracts
A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds enter into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

E. Securities Lending
The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

F. Dollar Roll Transactions
Quality Income Fund may enter into dollar roll transactions with respect to mortgage backed securities. In a dollar roll transaction, the Fund sells mortgage backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are treated as short-term financing arrangements which will not exceed 12 months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance a Fund’s current yield and total return.

G. Security Transactions and Investment Income
Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

H. Federal Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

I. Distributions
Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, expiration of capital loss carryovers, certain capital loss carryovers assumed as a result of acquisitions and residual income trusts.
Combined Notes to Financial Statements (continued)

J. Class Allocations
Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

On November 1, 2000, the Quality Income Fund’s Board of Trustees approved the transfer of the investment advisory contracts with Mentor Investment Advisors, LLC to Evergreen Investment Management Company, LLC (“EIMC”). Under Securities and Exchange Commission rules and no-action letters, this transfer did not require shareholder approval as the parties involved were all wholly owned subsidiaries of and controlled by First Union Corporation (“First Union”) and neither the fees nor services were changed.

EIMC, an indirect wholly owned subsidiary of First Union, is the investment advisor to Diversified Bond Fund, High Yield Fund, Quality Income Fund and Strategic Income Fund and is paid a management fee that is calculated and paid daily. The management fee for Diversified Bond Fund, High Yield Fund and Strategic Income Fund is computed at an annual rate of 2.00% of each Fund’s gross investment income plus an amount determined by applying percentage rates, starting at 0.41% and declining to 0.16% per annum as net assets increase, to each Fund’s average daily net assets. The management fee for Quality Income Fund is computed and paid daily at an annual rate of 0.60% of the Fund’s average daily net assets.

First Union National Bank (“FUNB”), a subsidiary of First Union, is the investment advisor to the U.S. Government Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.42% of the Fund’s average daily net assets.

During the year ended April 30, 2001, the amount of investment advisory fees waived by the investment advisors and the impact on each Fund’s annualized expense ratio represented as a percentage of its average daily net assets were as follows:

	Fees Waived	% of Average Net Assets

Quality Income Fund	$350,240	0.26%
Strategic Income Fund	864,639	0.37%

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets

Class A	0.25%
Class B	1.00
Class C	1.00

Combined Notes to Financial Statements (continued)

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the year ended April 30, 2001, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B and Class C Distribution Plans were as follows:

	Class A	Class B	Class C

Diversified Bond Fund	$816,595	$218,949	$ 14,245
High Yield Fund	815,810	290,008	618,543
Quality Income Fund	163,639	8,681	670,540
Strategic Income Fund	305,450	924,276	151,028
U.S. Government Fund	233,746	756,360	58,090

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

Effective on the close of business on July 21, 2000, High Yield Fund acquired substantially all of the assets and assumed certain liabilities of Evergreen High Income Fund in an exchange for Class A, Class B, Class C and Class I (formerly Class Y) shares of High Yield Fund.

Effective on the close of business on July 30, 1999, U.S. Government Fund acquired substantially all of the assets and assumed certain liabilities of Evergreen Intermediate Term Government Securities Fund in an exchange for Class A, Class B, Class C and Class I (formerly Class Y) shares of U.S. Government Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund immediately after the acquisition were as follows:

Acquiring Fund	Acquired Fund	Value of Net Assets Acquired	Number of Shares Issued	Unrealized Appreciation (Depreciation)	Net Assets After Acquisition

High Yield Fund	Evergreen High Income Fund	$183,717,163	50,098,506	$(1,280,668)	$507,838,297
U.S. Government Fund	Evergreen Intermediate Term Government Securities Fund	134,184,956	14,425,715	677,705	500,286,037
Combined Notes to Financial Statements (continued)

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class I. Transactions in shares of the Funds were as follows:

DIVERSIFIED BOND FUND

	Year Ended April 30,
	2001		2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	817,581	$11,766,578	549,532	$ 8,100,401
Automatic conversion of Class B shares to Class A shares	4,089	59,303	866,976	12,366,860
Shares issued in reinvestment of distributions	887,700	12,825,206	1,063,502	15,546,816
Shares redeemed	(4,195,535)	(60,350,886)	(7,073,000)	(103,768,769)

Net decrease	(2,486,165)	(35,699,799)	(4,592,990)	(67,754,692)

Class B
Shares sold	498,517	7,265,562	513,362	7,559,619
Automatic Conversion of Class B shares to Class A shares	(4,089)	(59,303)	(866,975)	(12,366,860)
Shares issued in reinvestment of distributions	55,576	803,493	81,671	1,197,159
Shares redeemed	(459,608)	(6,645,823)	(1,034,036)	(15,183,970)

Net increase (decrease)	90,396	1,363,929	(1,305,978)	(18,794,052)

Class C
Shares sold	195,239	2,849,463	61,770	916,131
Shares issued in reinvestment of distributions	3,651	53,163	1,927	28,090
Shares redeemed	(29,352)	(424,448)	(53,737)	(791,536)

Net increase	169,538	2,478,178	9,960	152,685

Class I
Shares sold	3,260	47,545	66,439	996,082
Shares issued in reinvestment of distributions	4,019	58,122	7,501	109,767
Shares redeemed	(1,867)	(26,778)	(236,639)	(3,497,304)

Net increase (decrease)	5,412	$ 78,889	(162,699)	$ (2,391,455)

HIGH YIELD FUND

	Year Ended April 30,
	2001		2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	29,867,510	$105,539,477	29,820,036	$115,164,997
Automatic conversion of Class B shares to Class A shares	38,815	135,986	3,064,229	11,866,516
Shares issued in reinvestment of distributions	4,733,459	16,533,773	4,103,775	15,918,638
Shares redeemed	(44,989,223)	(159,125,771)	(45,779,805)	(177,617,130)
Shares issued in acquisition of Evergreen High Income Fund	27,138,802	99,528,448	0	0

Net increase (decrease)	16,789,363	62,611,913	(8,791,765)	(34,666,979)

Class B
Shares sold	5,419,431	18,927,691	2,867,524	11,186,409
Automatic conversion of Class B shares to Class A shares	(38,798)	(135,986)	(3,064,229)	(11,866,516)
Shares issued in reinvestment of distributions	305,294	1,066,359	383,572	1,492,352
Shares redeemed	(3,528,715)	(12,415,980)	(4,362,940)	(16,997,576)
Shares issued in acquisition of Evergreen High Income Fund	247,539	907,822	0	0

Net increase (decrease)	2,404,751	8,349,906	(4,176,073)	(16,185,331)

Class C
Shares sold	5,420,111	18,865,004	626,615	2,419,537
Shares issued in reinvestment of distributions	740,782	2,565,014	20,837	80,489
Shares redeemed	(5,898,436)	(20,587,719)	(287,763)	(1,128,148)
Shares issued in acquisition of Evergreen High Income Fund	22,711,887	83,279,872	0	0

Net increase	22,974,344	84,122,171	359,689	1,371,878

Class I
Shares sold	250,434	890,594	969,321	3,780,157
Shares issued in reinvestment of distributions	51,331	179,350	22,359	85,798
Shares redeemed	(170,447)	(600,323)	(384,996)	(1,514,340)
Shares issued in acquisition of Evergreen High Income Fund	278	1,021	0	0

Net increase	131,596	$ 470,642	606,684	$ 2,351,615

Combined Notes to Financial Statements (continued)

QUALITY INCOME FUND

	Year Ended April 30,				Year Ended September, 30 1999
	2001		2000 (a)
	Shares	Amount	Shares	Amount	Shares	Amount

Class A
Shares sold	524,948	$ 6,517,199	1,463,559	$ 18,095,721	6,870,812	$ 86,944,421
Shares issued in reinvestment of distributions	221,642	2,709,903	167,765	2,058,340	300,159	3,883,017
Shares redeemed	(2,002,391)	(24,352,867)	(3,720,341)	(45,571,203)	(5,746,275)	(71,969,150)

Net increase (decrease)	(1,255,801)	(15,125,765)	(2,089,017)	(25,417,142)	1,424,696	18,858,288

Class B (b)
Shares sold	105,327	1,306,674	42,854	524,456
Shares issued in reinvestment of distributions	2,007	24,725	220	2,687
Shares redeemed	(13,989)	(172,986)	(4,847)	(58,919)

Net increase	93,345	1,158,413	38,227	468,224

Class C (c)
Shares sold	580,004	7,095,086	3,247,735	39,436,130	1,882,214	24,533,041
Shares issued in reinvestment of distributions	206,409	2,523,847	153,598	1,883,747	327,045	4,234,809
Shares redeemed	(1,891,459)	(23,131,731)	(5,153,798)	(62,829,069)	(2,669,108)	(34,466,906)

Net decrease	(1,105,046)	(13,512,798)	(1,752,465)	(21,509,192)	(459,849)	(5,699,056)

Class I
Shares sold	4,039	53,400	0	0	0	0
Shares issued in reinvestment of distributions	32	417	4	52	0	0
Shares redeemed	0	0	0	0	0	0

Net increase	4,071	$ 53,817	4	$ 52	0	$ 0

(a)	For the seven months ended April 30, 2000. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2000.
(b)	For the period from October 18, 1999 (commencement of operations) to April 30, 2000.
(c)	Effective October 18, 1999, shareholders of Mentor Quality Income Portfolio Class B shares became owners of that number of full and fractional shares of Class C shares of Quality Income Fund.

STRATEGIC INCOME FUND

	Year Ended April 30,
	2001		2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	2,876,024	$16,975,407	6,057,821	$39,422,267
Automatic conversion of Class B shares to Class A shares	1,489,041	8,829,494	114,637	732,259
Shares issued in reinvestment of distributions	1,152,452	6,791,132	1,364,065	8,756,623
Shares redeemed	(5,423,239)	(32,051,769)	(10,215,301)	(65,915,704)

Net increase (decrease)	94,278	544,264	(2,678,778)	(17,004,555)

Class B
Shares sold	2,939,427	17,426,560	4,350,494	28,377,800
Automatic conversion of Class B shares to Class A shares	(1,482,898)	(8,829,494)	(114,637)	(732,259)
Shares issued in reinvestment of distributions	682,029	4,033,193	845,525	5,442,688
Shares redeemed	(4,603,805)	(27,365,720)	(5,846,184)	(37,742,494)

Net decrease	(2,465,247)	(14,735,461)	(764,802)	(4,654,265)

Class C
Shares sold	1,214,634	7,169,285	1,293,973	8,382,673
Shares issued in reinvestment of distributions	100,643	593,566	100,060	643,931
Shares redeemed	(790,340)	(4,668,831)	(1,396,549)	(9,068,924)

Net increase (decrease)	524,937	3,094,020	(2,516)	(42,320)

Class I
Shares sold	298,810	1,769,846	105,659	683,315
Shares issued in reinvestment of distributions	6,754	39,206	7,348	46,223
Shares redeemed	(255,100)	(1,471,625)	(131,334)	(848,169)

Net increase (decrease)	50,464	337,427	(18,327)	(118,631)

Combined Notes to Financial Statements (continued)

U.S. GOVERNMENT FUND

	Year Ended April 30,
	2001		2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	5,390,871	$50,778,809	5,100,621	$47,565,903
Automatic conversion of Class B shares to Class A shares	1,676,413	16,162,787	747,325	6,758,335
Shares issued in reinvestment of distributions	396,369	3,743,870	380,352	3,503,443
Shares redeemed	(6,162,298)	(57,920,280)	(8,168,619)	(75,869,321)
Shares issued in acquisition of Evergreen Intermediate Term Government Securities Fund	0	0	6,906,702	64,243,013

Net increase	1,301,355	12,765,186	4,966,381	46,201,373

Class B
Shares sold	1,578,711	$15,119,684	1,474,891	$13,698,769
Automatic conversion of Class B shares to Class A shares	(1,675,398)	(16,162,787)	(747,325)	(6,758,335)
Shares issued in reinvestment of distributions	230,411	2,173,493	334,355	3,092,153
Shares redeemed	(2,341,309)	(21,967,542)	(5,058,499)	(46,774,988)
Shares issued in acquisition of Evergreen Intermediate Term Government Securities Fund	0	0	264,531	2,460,670

Net decrease	(2,207,585)	(20,837,152)	(3,732,047)	(34,281,731)

Class C
Shares sold	1,173,428	$11,263,495	143,207	$ 1,337,987
Shares issued in reinvestment of distributions	20,472	194,680	16,034	148,313
Shares redeemed	(546,029)	(5,145,844)	(252,817)	(2,347,750)
Shares issued in acquisition of Evergreen Intermediate Term Government Securities Fund	0	0	29,477	274,194

Net increase (decrease)	647,871	6,312,331	(64,099)	(587,256)

Class I
Shares sold	7,400,519	$70,577,517	4,436,632	$41,202,809
Shares issued in reinvestment of distributions	1,262,452	11,932,665	1,291,143	11,920,317
Shares redeemed	(6,487,888)	(61,269,531)	(10,806,458)	(100,084,348)
Shares issued in acquisition of Evergreen Intermediate Term Government Securities Fund	0	0	7,225,005	67,207,079

Net increase	2,175,083	21,240,651	2,146,322	20,245,857

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2001:

	Cost of Purchases		Proceeds from Sales
	U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
Diversified Bond Fund	$383,342,479	$199,512,696	$394,310,771	$215,821,240
High Yield Fund	72,132,389	588,639,017	68,832,521	490,536,815
Quality Income Fund	92,341,026	56,078,065	90,348,333	105,121,146
Strategic Income Fund	198,738,984	512,873,471	213,361,826	526,575,777
U.S. Government Fund	305,208,237	63,974,560	288,668,575	60,607,425

At April 30, 2001, the Strategic Income Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Sell:

Exchange Date	Contracts to Deliver	U.S. Value at April 30, 2001	In Exchange for U.S. $	Unrealized Loss

7/20/2001	3,450,000 Great British Pounds	$4,925,163	$4,897,379	$(27,784)
7/10/2001	19,250,000 New Zealand Dollars	7,932,664	7,780,850	(151,814)

Combined Notes to Financial Statements (continued)

During the year ended April 30, 2001, the Diversified Bond Fund, Quality Income Fund and Strategic Income Fund entered into reverse repurchase agreements. The average daily balance, weighted average interest rate, interest expense as a percentage of average net assets and maximum amount outstanding were as follows:

	Average Daily Balance Outstanding	Weighted Average Interest Rate	Interest Expense	% of Average Net Assets	Maximum Amount Outstanding*

Diversified Bond Fund	$ 132,265	6.36%	$ 8,532	0.00%	$ 19,009,375
Quality Income Fund	1,415,823	5.95	85,449	0.06	172,382,000
Strategic Income Fund	320,380	6.19	20,114	0.01	44,625,000
_______
* The Maximum Amount Outstanding under reverse repurchase agreements includes accrued interest.

There were no reverse repurchase agreements outstanding at April 30, 2001.

The following Funds loaned securities during the year ended April 30, 2001 to certain brokers. At April 30, 2001, the value of securities on loan, the value of the collateral (including accrued interest) and the income earned on securities lending were as follows:

	Value of Securities on Loan	Value of Collateral	Income Earned

Diversified Bond Fund	$ 0	$ 0	$ 48,288
High Yield Fund	53,258,098	54,802,043	231,399
Strategic Income Fund	8,839,335	9,064,423	91,390

On April 30, 2001 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Diversified Bond Fund	$335,750,263	$ 6,533,719	$ (6,479,940)	$ 53,779
High Yield Fund	513,414,566	14,333,603	(42,779,007)	(28,445,404)
Quality Income Fund	129,677,003	2,400,304	(601,457)	1,798,847
Strategic Income Fund	246,747,011	4,364,594	(17,739,695)	(13,375,101)
U.S. Government Fund	440,358,482	5,691,109	(3,292,831)	2,398,278

As of April 30, 2001, the Funds had capital loss carryovers for federal income tax purposes as follows:

	Expiration April 30,
	2002	2003	2004	2005	2006	2007	2008	2009

Diversified Bond Fund	$ 6,153,282	$ 28,735,992	$20,011,986	$ 0	$ 0	$ 1,471,104	$12,464,442	$10,946,109
High Yield Fund	44,605,085	105,957,085	0	0	0	22,126,559	33,005,032	38,451,200
Quality Income Fund	3,547,591	7,326,035	1,708,773	1,325,149	0	0	5,584,818	7,188,200
Strategic Income Fund	3,223,064	7,390,184	35,072,322	0	0	0	12,246,758	14,759,243
U.S. Government Fund	16,822,034	6,221,508	9,943,359	3,858,468	3,370,412	2.444,405	4,853,705	437,595

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. The Diversified Bond Fund, High Yield Fund and Strategic Income Fund have incurred and will elect to defer post October losses of $3,723,330, $31,219,675 and $10,884,910, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets

Diversified Bond Fund	$17,624	0.01%
High Yield Fund	47,853	0.01%
Quality Income Fund	8,178	0.01%
Strategic Income Fund	27,442	0.01%
U.S. Government Fund	18,270	0.00%
Combined Notes to Financial Statements (continued)

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended April 30, 2001, the High Yield Fund and the Quality Income Fund had no significant borrowings under these agreements. The Diversified Bond Fund, Strategic Income Fund and the U.S. Government Fund did not borrow under these agreements.

11. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide’s requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

The revised Guide will require the Funds to amortize premium and accrete discount on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in realized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Funds, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations and affect the presentation of the Funds’ Financial Highlights. The Funds have not at this time quantified the impact, if any, resulting from the adoption of these accounting changes on the financial statements.

12. SUBSEQUENT EVENT

Effective May 11, 2001, the investment advisor contract for U.S. Government Fund was transferred from FUNB to EIMC. This transfer did not require shareholder approval as the parties involved were all wholly owned subsidiaries of and controlled by First Union and neither the fees nor services were changed.

Independent Auditors’ Report

The Board of Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Quality Income Fund, Evergreen Strategic Income Fund and Evergreen U.S. Government Fund, portfolios of the Evergreen Fixed Income Trust, as of April 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period ended April 30, 2001. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Quality Income Fund, Evergreen Strategic Income Fund and Evergreen U.S. Government Fund as of April 30, 2001, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
June 8, 2001

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12435	541075 6/2001

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